UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                               Delta Apparel, Inc.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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1)   Title of each class of securities to which transaction applies:

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          was paid  previously.  Identify  the previous  filing by  registration statement number, or the form or schedule and the date of its filing.

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
                               DELTA APPAREL, INC.
                        2750 PREMIERE PARKWAY, SUITE 100
                              DULUTH, GEORGIA 30097
                            TELEPHONE (678) 775-6900

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                NOVEMBER 7, 2000

TO OUR SHAREHOLDERS:

         Notice is hereby given that the Annual Meeting of Shareholders of Delta Apparel, Inc., a Georgia corporation ("Delta Apparel"), will be held at the Gunter Theatre, 320 South Main Street, Greenville, South Carolina, on Tuesday, November 7, 2000, at 10:30 a.m., local time, for the following purposes:

     1. To elect seven directors to serve until the next annual meeting of shareholders of Delta Apparel or until their successors have been duly elected and qualified;

     2. To vote on the ratification of the appointment of KPMG LLP as independent auditors for Delta Apparel for fiscal 2001; and

     3. To act on such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         The Board of Directors of Delta Apparel recommends that shareholders vote FOR the nominees for director listed in the Delta Apparel proxy statement enclosed with this notice and FOR approval of the proposal described in item 2 above.

         Delta Apparel has fixed the close of business on October 9, 2000 as the record date for the determination of the shareholders of Delta Apparel entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record of Delta Apparel at the close of business on October 9, 2000 will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

         Whether or not you expect to be present at the Annual Meeting, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.

                                        By Order of the Board of Directors,

                                        /s/  Herbert M Mueller
                                             -----------------
                                             Herbert M. Mueller
October 16, 2000                             Secretary

                               DELTA APPAREL, INC.
                        2750 Premiere Parkway, Suite 100
                              Duluth, Georgia 30097
                            Telephone (678) 775-6900

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                NOVEMBER 7, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Delta Apparel, Inc., a Georgia corporation ("Delta Apparel" or the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at the Gunter Theatre, 320 South Main Street, Greenville, South Carolina, at 10:30 a.m. on
Tuesday, November 7, 2000. The approximate date of first mailing this Proxy Statement and the accompanying proxy is October 16, 2000.

     Only shareholders of record at the close of business on October 9, 2000 are entitled to receive notice of and to vote at the Annual Meeting. As of such date, there were outstanding 2,411,643 shares of common stock, $.01 par value (the only voting securities), of the Company. Each share is entitled to one vote.

     Each shareholder described above will be sent this Proxy Statement, the accompanying Notice of Annual Meeting and a proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (i) delivering to the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or giving notice of revocation in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Delta Apparel, Inc., 2750 Premiere Parkway, Suite 100, Duluth, Georgia 30097, Attention: Secretary.

     All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the meeting and not revoked before they are exercised will be voted, and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted (1) FOR election to the Board of Directors of the nominees described herein, (2) FOR ratification of the appointment of KPMG LLP as independent auditors for the Company for fiscal year 2001, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting.

     The presence, either in person or by proxy, of the holders of two-thirds of the outstanding shares of common stock at October 9, 2000 is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Shareholders do not have the right to cumulate their votes with respect to the election of directors. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present for quorum purposes, but have no effect on the votes respecting the matters to be voted upon at the meeting. Shareholders do not have any dissenters' rights or appraisal rights with respect to any matter described in this proxy statement.

                THE SPIN-OFF FROM DELTA WOODSIDE INDUSTRIES, INC.

     The business of the Company was originally conducted by the Delta Apparel Company division of various subsidiaries of Delta Woodside Industries, Inc., a South Carolina corporation ("Delta Woodside"), whose common stock is traded on the New York Stock Exchange under the symbol "DLW." The Company was formed as an indirect subsidiary of Delta Woodside in December 1999. In May of 2000, Delta Woodside reorganized its subsidiaries and divisions, and all of the assets and operations of the Delta Apparel Company division were transferred to the Company, which became a direct subsidiary of Delta Woodside, or to a subsidiary of the Company. Then on June 30, 2000, Delta Woodside spun-off the Company by means of a pro rata distribution of all of the outstanding common stock of the Company to Delta Woodside's stockholders of record on June 19, 2000. Also on June 30, 2000, Delta Woodside similarly spun-off Duck Head Apparel Company, Inc., a Georgia corporation ("Duck Head"), to which had been transferred the Duck Head Apparel Company division of Delta Woodside and various subsidiaries of Delta Woodside. After the spin-offs, Delta Woodside's sole operating division was its Delta Mills Marketing Company division owned and operated by its subsidiary Delta Mills, Inc. ("Delta Mills"). Historical data contained in this proxy statement for the periods prior to June 30, 2000 pertain to the Delta Apparel Company division of Delta Woodside's subsidiaries or the Company prior to the spin-off.


                              ELECTION OF DIRECTORS
                                    (ITEM 1)

     The by-laws of the Company provide that the number of Directors to be elected at any meeting of shareholders may be determined by the Board of Directors. The Board has determined that seven Directors shall be elected at the Annual Meeting. The shareholders' common stock may not be voted cumulatively in the election of Directors.

     The following seven persons are nominees for election as Directors at the Annual Meeting to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of proxy to nominate and vote for the persons named below, all of whom are currently Directors of the Company. Except as otherwise noted below, the business address of each nominee is Delta Apparel, Inc., 2750 Premiere Parkway, Suite 100, Duluth, Georgia 30097. Each such person is a citizen of the United States. There are no family relationships among the Directors and the executive officers of the Company.

     Management of the Company believes that all of the nominees will be available and able to serve as Directors, but in the event any nominee is not available or able to serve, the shares represented by the proxies will be voted for such substitute as shall be designated by the Board of Directors.

NAME, AGE AND                           PRINCIPAL OCCUPATION                            DIRECTOR SINCE
BUSINESS ADDRESS

William F. Garrett (59)                 President and Chief Executive                       1998(1)
1071 Avenue of the Americas             Officer of Delta Woodside
New York, NY 10018                      Greenville, South Carolina (2)

C. C. Guy (67)                          Retired Businessman                                 1984(1)
918 Elizabeth Road                      Shelby, North Carolina (3) (9) (10)
Shelby, NC 28150

Robert W. Humphreys (43)                President and Chief Executive Officer               1999
2750 Premiere Pkwy, Suite 100           of Delta Apparel (4)
Duluth, GA 30097


                                       3

Dr. James F. Kane (68)                  Dean Emeritus of the College of                     1986(1)
1705 College Street                     Business Administration of the
Columbia, SC 29208                      University of South Carolina
                                        Columbia, South Carolina (5) (9) (10)(11)

Dr. Max Lennon (60)                     President of Mars Hill College                      1986(1)
Post Office Box 1775                    Mars Hill, North Carolina (6) (9) (10)(11)(12)
Mars Hill, NC 28754

E. Erwin Maddrey, II (59)               President of Maddrey & Associates                   1984(1)
233 N. Main Street, Suite 200           Greenville, South Carolina (7)(12)
Greenville, SC 29601

Buck A. Mickel (44)                     President and Chief Executive Officer               1984(1)
Post Office Box 6721                    of RSI Holdings, Inc.
Greenville, SC 29606                    Greenville, South Carolina (8) (10)(12)

     (1)  Includes  service as a director of Delta  Woodside,  a South  Carolina corporation, and Delta Woodside's predecessor by merger, Delta Woodside Industries, Inc., a Delaware corporation ("Old Delta Woodside"), or any predecessor company to Old Delta Woodside.

     (2) William F. Garrett served as a divisional Vice President of J. P. Stevens & Company, Inc. from 1982 to 1984, and as a divisional President of J.
P. Stevens & Company, Inc. from 1984 until 1986, at which time the Delta Mills Marketing Company division was acquired by a predecessor of Old Delta Woodside. From 1986 until June 2000 he served as the President of Delta Mills Marketing Company, a division of a subsidiary of Delta Woodside. Mr. Garrett became President and Chief Executive Officer of Delta Woodside in June 2000. Delta Woodside is in the business of manufacturing and selling textile fabric. Mr. Garrett is also a director of Delta Woodside and Duck Head.

     (3) C. C. Guy served as Chairman of the Board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989. Since before the November 15, 1989 merger (the "RSI Merger") of Old Delta Woodside into RSI Corporation, a South Carolina corporation which changed its name to Delta Woodside Industries, Inc. and is now Delta Woodside, he has been a director of RSI Holdings, Inc., and from before the RSI Merger until January 1995 he also served as President of RSI Holdings, Inc. RSI Holdings, Inc. until 1992 was engaged in the sale of outdoor power equipment, until 1994 was engaged in the sale of turf care products, until January 2000 was engaged in the consumer finance business and currently has ceased business operations but is evaluating other business opportunities. Prior to November 15, 1989, RSI Holdings, Inc. was a subsidiary of RSI Corporation. Mr. Guy served from October 1979 until November 1989 as President, Treasurer and a director of RSI Corporation. Prior to the RSI Merger, RSI Corporation owned approximately 40% of the outstanding shares of common stock of Old Delta Woodside and, among other matters, was engaged in the office supply business, as well as the businesses of selling outdoor power equipment and turf care products. Mr. Guy also serves as a director of Delta Woodside and Duck Head.

     (4) Robert W. Humphreys was elected President and Chief Executive Officer of Delta Apparel in December 1999. He was elected President of the Delta Apparel Company division of Delta Woodside in April 1999. He served as Vice President-Finance and Assistant Secretary of Delta Woodside from May 1998 to November 1999. From January 1987 to May 1998, Mr. Humphreys was President of Stevcoknit Fabrics Company, the knit fabrics division of a subsidiary of Delta Woodside.

     (5) Dr. James F. Kane is Dean Emeritus of the College of Business Administration of the University of South Carolina, having retired in 1993 as Dean, in which capacity he had served since 1967. He also serves as a director of Delta Woodside, Duck Head and Glassmaster Company.

     (6) Dr. Max Lennon was President of Clemson University from March 1986 until August 1994. He was President and Chief Executive Officer of Eastern Foods, Inc., which was engaged in the business of manufacturing and distributing food products, from August 1994 until March 1996. He commenced service in March

                                       4

1996 as President of Mars Hill College. He also serves as a director of Delta Woodside, Duck Head and Duke Power Company.

     (7) E. Erwin Maddrey, II was President and Chief Executive Officer of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until the RSI Merger and he served in these positions with Delta Woodside from the RSI Merger until June 2000. He is currently the President of Maddrey & Associates, which oversees its investments and provides consulting services. He also serves as a director of Delta Woodside, Duck Head and Kemet Corporation.

     (8) Buck A. Mickel was a Vice President of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors until November 1989, Secretary of Old Delta Woodside from November 1986 to March 1987, and Assistant Secretary of Old Delta Woodside from March 1987 to November 1988. He served as Vice President and a director of RSI Holdings, Inc. from before the RSI Merger until January 1995 and as Vice President of RSI Holdings, Inc. from September 1996 until July 1998 and has served as President, Chief Executive Officer and a director of RSI Holdings, Inc. from July 1998 to the present. He served as Vice President of RSI Corporation from October 1983 until November 1989. Mr. Mickel also serves as a director of Delta Woodside and Duck Head.

     (9) Member of Audit Committee.

     (10) Member of Compensation Committee.

     (11) Member of Compensation Grants Committee.

     (12) Member of the Corporate Governance Committee.

     The Company's Directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     The Board of Directors of the Company met physically or by telephone five times during the fiscal year ended July 1, 2000. During fiscal 2000, the Audit Committee of the Board of Directors met twice, the Compensation Committee met once and the Compensation Grants Committee met once either in person or telephonically. The Corporate Governance Committee did not meet in fiscal 2000. Each Director attended or participated in at least 75 percent of the meetings of the Board and of any committee of which he was a member.

     The Audit Committee reviews the Company's annual financial statements and any reports or other financial information submitted to any governmental body or the public, makes recommendations to the Board regarding the selection of the Company's independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the fee payable to the independent accountants, reviews the audit results, reviews the integrity of the Company's internal and external financial reporting process, will establish and maintain a code of ethical conduct for the Company's management and performs other functions set forth in its charter. The Compensation Committee reviews and submits to the Board of Directors suggested executive officers' salaries and bonuses, other than bonuses under the Company's Short-Term Incentive Compensation Plan (the "Short-Term Incentive Compensation Plan"). The Compensation Grants Committee will grant awards under the Company's Incentive Stock Award Plan (the "Incentive Stock Award Plan"), options under the Company's 2000 Stock Option Plan (the "Stock Option Plan"), and bonuses under the Company's Short-Term Incentive Compensation Plan. The Corporate Governance Committee identifies, interviews and recommends to the Board candidates for election to the Board. The Corporate Governance Committee will also review and report to the Board as to various corporate governance matters.

     The Corporate Governance Committee will consider director nominees recommended by holders of the Company's common stock. Shareholder nominations must be in writing and otherwise comply with the requirements of the Company's bylaws. If the election of directors is to take place at an annual meeting of shareholders, then a shareholder nomination must be received by the Company (A) no later than 120 days prior to the first anniversary of the previous year's annual meeting or (B) if there was no annual shareholders meeting the previous year or the date of the annual shareholders' meeting has been moved more than 30 days from the date of the previous year's meeting then no later than ten days after notice or public disclosure of the date of the annual meeting is first given or made to shareholders. If the election of directors is to take place at a special meeting of shareholders, then a shareholder nomination must be received by the Company no later than ten days after notice or public disclosure of the date of the special meeting is first given or made to shareholders. The written nomination must include (a) the name and address of the shareholder who intends to make the nomination and the name and address of each of his nominees,
(b) the class and number of shares held by the nominator as of the record date of the meeting and as of the date of the notice (including shares held of record or beneficially and shares represented by proxy), certain information about record ownership and a representation that the nominator intends to appear in person  at the  meeting  to  make  the  nominations,  (c) a  description  of all arrangements between the nominator and the nominee(s) relating to the nomination, (d) the same information about the nominee(s) that the Company would be required to include in a proxy statement under the Securities and Exchange Commission's proxy rules if the Company were making the nomination, (e) the written consent of each nominee to serve as a director of the Company and (f) any other information the Company may reasonably request. Copies of the Company's bylaws may be obtained by writing or calling the Company at 2750 Premiere Parkway, Suite 100, Duluth, Georgia, 30097, tel: (678) 775-6900, attention: Herbert M. Mueller, Vice President.


                    STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                                 AND MANAGEMENT

     The following table sets forth certain information as of October 5, 2000, regarding the beneficial ownership of the Company's common stock by (i) persons beneficially owning in any case more than five percent of the common stock, (ii) the directors, (iii) the executive officers named in the Summary Compensation Table under "Management Compensation", and (iv) all current directors and executive officers as a group. Unless otherwise noted in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company shown as beneficially owned by them.

                                                                         SHARES
                                                                         ------
                                                                         BENEFICIALLY
                                                                         ------------
BENEFICIAL OWNER                                                         OWNED                PERCENTAGE
----------------                                                         -----                ----------
Reich & Tang Asset Management L. P. (1)                                  284,300                   11.8%
600 Fifth Avenue
New York, New York  10020

Franklin Resources, Inc. (2)                                             224,000                    9.3%
Franklin Advisory Services, LLC
Charles B. Johnson
Rupert H. Johnson, Jr.
777 Mariners Island Boulevard
San Mateo, California  94404

Dimensional Fund Advisors Inc. (3)                                       194,291                    8.1%
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401

Royce & Associates (4)                                                   187,440                    7.8%
1414 Avenue of the Americas
Ninth Floor
New York, NY 10019

E. Erwin Maddrey, II (5)                                                 347,593                   14.4%
233 North Main Street
Suite 200
Greenville, SC  29601

                                       6

Bettis C. Rainsford (6)                                                  334,218                   13.9%
108-1/2 Courthouse Square
Post Office Box 388
Edgefield, SC  29824

Buck A. Mickel (7) (8)                                                   158,742                    6.6%
Post Office Box 6721
Greenville, SC  29606

Micco Corporation (8)                                                    124,063                    5.1%
Post Office Box 795
Greenville, SC  29602

Minor H. Mickel (8)(9)                                                   157,804                    6.5%
415 Crescent Avenue
Greenville, SC  29605

Minor M. Shaw (8)(10)                                                    150,560                    6.2%
Post Office Box 795
Greenville, SC  29602

Charles C. Mickel (8) (11)                                               149,694                    6.2%
Post Office Box 6721
Greenville, SC  29606

William F. Garrett (12)                                                   17,671                    (19)

C. C. Guy (13)                                                             3,849                    (19)

Robert W. Humphreys (14)                                                   6,010                    (19)

Dr. James F. Kane (15)                                                     4,055                    (19)

Dr. Max Lennon (16)                                                        2,881                    (19)

Herbert M. Mueller (17)                                                    3,834                    (19)

All current directors and executive officers
as a group (8 Persons) (18)                                              544,635                   22.6%

     (1) Reich & Tang Asset Management L.P. ("Reich & Tang") has not yet filed with the Securities and Exchange Commission any document related specifically to its ownership of the securities of the Company. The information set forth above is based on an amendment to Schedule 13G that was filed with the Securities and Exchange Commission on February 15, 2000 by Reich & Tang pertaining to its ownership solely of Delta Woodside common stock and confirmation obtained on September 20, 2000 from Reich & Tang. However, based on the confirmation obtained from Reich & Tang, the Company understands that Reich & Tang possesses the same ownership, voting and dispositive power with respect to the Company's shares as it does for the shares of Delta Woodside (adjusted to reflect that one Delta Apparel share was distributed for every 10 Delta Woodside shares in the spin-off with cash paid in lieu of fractional shares). In the amendment, Reich & Tang reported that, with respect to the common stock of Delta Woodside, it has shared voting power and shared dispositive power with respect to all of the shares shown. The amendment reported that the shares of Delta Woodside common stock were held on behalf of certain accounts for which Reich & Tang provides investment advice and as to which Reich & Tang has full voting and dispositive power for as long as it retains management of the assets. According to the amendment, each account has the right to receive and the power to direct receipt of dividends from, or the proceeds from the sale of, the Delta Woodside shares. The amendment reported that none of such accounts has an interest with respect to more than 5% of the outstanding shares of Delta Woodside.

                                       7

     (2) Franklin Resources, Inc. ("FRI") has not yet made a filing with the Securities and Exchange Commission related specifically to the securities of the Company. The information set forth above is based on an amendment to Schedule 13G that was filed by FRI with the Securities and Exchange Commission on January 20, 2000 with respect to Delta Woodside common stock and on confirmation obtained on September 20, 2000. However, based on the confirmation, the Company understands that FRI possesses the same ownership, voting and dispositive power with respect to the Company's shares as it does for the shares of Delta Woodside (adjusted to reflect that one Delta Apparel share was distributed for every 10 Delta Woodside shares in the spin-off with cash paid in lieu of fractional shares). In the amendment FRI reported that, with respect to Delta Woodside common stock, the shares are beneficially owned by one or more investment companies or other managed accounts that are advised by one or more direct and indirect investment advisory subsidiaries of FRI. The amendment reported that the advisory contracts grant to the applicable investment advisory subsidiary(ies) all investment and/or voting power over the securities owned by their investment advisory clients. Accordingly, such subsidiary(ies) may be deemed to be the beneficial owner of the shares shown in the table. The amendment reported that Charles B. Johnson and Rupert H. Johnson, Jr. (the "FRI Principal Shareholders") (each of whom has the same business address as FRI) each own in excess of 10% of the outstanding common stock and are the principal shareholders of FRI and may be deemed to be the beneficial owners of securities held by persons and entities advised by FRI subsidiaries. The amendment reported that one of the investment advisory subsidiaries, Franklin Advisory Services, LLC (whose address is One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024), has sole voting and dispositive power with respect to all of the shares shown. FRI, the FRI Principal Shareholders and the investment advisory subsidiaries disclaim any economic interest or beneficial ownership in the shares and are of the view that they are not acting as a "group" for purposes of the Securities Exchange Act of 1934, as amended. The amendment reported that Franklin Balance Sheet Investment Fund, a series of Franklin Value Investors Trust, a company registered under the Investment Company Act of 1940, has an interest in more than 5% of the class of securities reported in the amendment.

     (3) Dimensional Fund Advisors Inc. ("Dimensional") has not yet made a filing with the Securities and Exchange Commission specifically related to its ownership of securities of the Company. The information set forth above is based on an amendment to Schedule 13G that was filed by Dimensional with the Securities and Exchange Commission on February 3, 2000 with respect to its ownership of shares of Delta Woodside and on confirmation obtained on September 20, 2000. However, based on the confirmation, the Company understands that Dimensional possesses the same ownership, voting and dispositive power for the shares of the Company as it does for those of Delta Woodside (adjusted to reflect that one Delta Apparel share was distributed for every 10 Delta Woodside shares in the spin-off with cash paid in lieu of fractional shares). Dimensional reported that it had sole voting power and sole dispositive power with respect to all of the shares. The amendment reports that Dimensional furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts, that all of the shares of Delta Woodside's common stock were owned by such investment companies, trusts or accounts, that in its role as investment adviser or manager Dimensional possesses voting and/or investment power over the Delta Woodside shares reported, that Dimensional disclaims beneficial ownership of such securities and that, to the knowledge of Dimensional, no such investment company, trust or account client owned more than 5% of the outstanding shares of Delta Woodside's common stock.

     (4) This information was provided to the Company by telephone on October 9, 2000 by an employee of Royce & Associates.

     (5) Mr. Maddrey is a director of the Company, Delta Woodside and Duck Head and was the President and Chief Executive Officer of Delta Woodside until June 2000. The number of shares shown as beneficially owned by Mr. Maddrey includes 43,147 shares held by the E. Erwin and Nancy B. Maddrey, II Foundation, a charitable trust, as to which shares Mr. Maddrey holds sole voting and investment power but disclaims beneficial ownership and approximately 107 shares allocated to the account of Mr. Maddrey in Delta Woodside's Savings and Investment Plan (the "Delta Woodside 401(k) Plan"). Mr. Maddrey is fully vested in the shares allocated to his account in the Delta Woodside 401(k) Plan.

     (6) Mr. Rainsford was a director of the Company and Delta Woodside until September 14, 2000, is currently a director of Duck Head and was the Executive Vice President, Treasurer and Chief Financial Officer of Delta Woodside until October 1, 1999. The number of shares shown as beneficially owned by Mr. Rainsford includes 4,794 shares held by The Edgefield County Foundation, a

                                       8

charitable trust, as to which shares Mr. Rainsford holds sole voting and investment power but disclaims beneficial ownership, and approximately 16 shares allocated to the account of Mr. Rainsford in the Delta Woodside 401(k) Plan. Mr. Rainsford is fully vested in the shares allocated to his account in the Delta Woodside 401(k) Plan.

     (7) Buck A. Mickel is a director of the Company, Delta Woodside and Duck Head. The number of shares shown as beneficially owned by Buck A. Mickel includes 34,392 shares directly owned by him, all of the 124,063 shares owned by Micco Corporation, and 287shares held by him as custodian for a minor. See Note
(8).
     (8) Micco Corporation owns 124,063 shares of the Company's common stock. The shares of common stock of Micco Corporation are owned in equal parts by Minor H. Mickel, Buck A. Mickel (a director of the Company), Minor M. Shaw and Charles C. Mickel. Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are the children of Minor H. Mickel. Minor H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are officers and directors of Micco Corporation. Each of Minor
H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel disclaims beneficial ownership of three quarters of the shares of the Company's common stock owned by Micco Corporation. Minor H. Mickel directly owns 33,741 shares of the Company's common stock. Buck A. Mickel, directly or as custodian for a minor, owns 34,679 shares of the Company's common stock. Charles C. Mickel, directly or as custodian for his children, owns 25,621 shares of the Company's common stock. Minor M. Shaw, directly or as custodian for her children, owns 25,049 shares of the Company's common stock. Minor M. Shaw's husband, through an individual retirement account and as custodian for their children, beneficially owns approximately 1,448 shares of the Company's common stock, as to which shares Minor M. Shaw may also be deemed a beneficial owner. Minor M. Shaw disclaims beneficial ownership with respect to these shares and with respect to the 274 shares of the Company's common stock held by her as custodian for her children. The spouse of Charles C. Mickel owns 10 shares of the Company's common stock, as to which shares Charles C. Mickel may also be deemed a beneficial owner. Charles C. Mickel disclaims beneficial ownership with respect to these shares and with respect to the 351 shares of the Company's common stock held by him as custodian for his children. Buck A. Mickel disclaims beneficial ownership with respect to the 287 shares of the Company's common stock held by him as custodian for a minor.

     (9) The number of shares shown as beneficially owned by Minor H. Mickel includes 33,741shares directly owned by her and all of the 124,063 shares owned by Micco Corporation. See Note (8).

     (10) The number of shares shown as beneficially owned by Minor M. Shaw includes 25,621 shares owned by her directly or as custodian for her children, approximately 1,448 shares beneficially owned by her husband through an individual retirement account or as custodian for their children, and all of the 124,063 shares owned by Micco Corporation. See Note (8).

     (11) The number of shares shown as beneficially owned by Charles C. Mickel includes 25,621 shares owned by him directly or as custodian for his children, 10 shares owned by his wife and all of the 124,063 shares owned by Micco Corporation. See Note (8).

     (12) William F. Garrett is a director of the Company, Delta Woodside and Duck Head. The number of shares shown as beneficially owned by Mr. Garrett includes 208 shares allocated to the account of Mr. Garrett in the Delta Woodside 401(k) Plan. Mr. Garrett is fully vested in the shares allocated to his account in the Delta Woodside 401(k) Plan.

     (13) C. C. Guy is a director of the Company, Delta Woodside and Duck Head. The number of shares shown as beneficially owned by C. C. Guy includes 1,896 shares owned by his wife, as to which shares Mr. Guy disclaims beneficial ownership.

     (14) Robert W. Humphreys is President and Chief Executive Officer and a director of the Company. Excluded from the table are 62,500 shares covered by options that are not exercisable within 60 days after October 5, 2000 and 16,000 shares subject to awards under the Company's Incentive Stock Award Plan which will not vest within 60 days after October 5, 2000.

                                       9

     (15) Dr. James F. Kane is a director of the Company, Delta Woodside and Duck Head. The shares shown as beneficially owned by him are held in a Keogh account or an IRA account.

     (16)  Dr. Max Lennon is a director of the Company, Delta Woodside and Duck Head.

     (17) Herbert M. Mueller is Vice President, Chief Financial Officer and Treasurer of the Company. Excluded from the table are 14,000 shares covered by options that are not exercisable within 60 days after October 5, 2000 and 4,800 shares subject to awards under the Company's Incentive Stock Award Plan which will not vest within 60 days after October 5, 2000.

     (18) Includes all shares deemed to be beneficially owned by any current director or executive officer.

     (19)  Less than one percent.


                            CERTAIN OTHER INFORMATION

     On April 30, 1999, Micco Corporation, of which Mr. Mickel is an officer, director and one-fourth owner, pledged 170,000 shares of common stock of Delta Woodside to First Union National Bank as security for a line of credit in the amount of $500,000. Additionally, on December 15, 1999, Micco Corporation pledged an additional 279,234 shares of common stock of Delta Woodside as security for the same line of credit. The bank accepted 44,923 shares of Delta Apparel common stock received by Micco Corporation in the spin-off of Delta Apparel as collateral for this pledge. Under certain circumstances, the number of shares pledged by Micco Corporation may be changed. The consent of First Union National Bank must be obtained in order for Micco Corporation to dispose of these Delta Apparel shares or to pledge such shares to any other entity.

     On January 6, 1994, Mr. Maddrey pledged 724,987 shares of common stock of Delta Woodside to the Wachovia Bank, N.A. (f/k/a South Carolina National Bank) as security for a line of credit in the amount of $5,000,000. This arrangement is now governed by a Commitment Letter dated December 1, 1999. Under certain circumstances, the number of shares pledged by Mr. Maddrey to Wachovia Bank, N.A. may be increased. In the spin-off of Delta Apparel, Mr. Maddrey received 72,498 Delta Apparel shares with respect to the pledged Delta Woodside shares. At this time the bank has not required Mr. Maddrey to deliver to it the stock certificates for his Delta Apparel stock.

     Except as disclosed in this Proxy Statement, neither the Company nor any current director or officer of the Company is, or since the beginning of fiscal year 2000 has been, a party to any contract, arrangement or understanding with any person with respect to the Company's stock, including but not limited to any joint venture, loan or option arrangement, put or call, guaranty against loss or guaranty of profit, division of losses or profits or giving or withholding of a proxy, except for a contract to which the Company is a party establishing the transfer agent relationship with the transfer agent for the Company's common stock.

     Set forth below is certain information regarding transactions in the Company's common stock by the current directors and executive officers of the Company since the spin-off of the Company from Delta Woodside.

             TRANSACTIONS IN COMPANY SECURITIES SINCE JUNE 30, 2000
                 BY CURRENT DIRECTORS AND EXECUTIVE OFFICERS (a)


                                    ACQUIRED/           DATE OF            AMOUNT
NAME                            DISPOSED OF (A/D)     TRANSACTION        (# SHARES)
William F. Garrett                    A(b)              6/30/00            17,671(f)

C.C. Guy                              A(b)              6/30/00             3,849(g)

Dr. James F. Kane                     A(b)              6/30/00             4,055

Dr. Max Lennon                        A(b)              6/30/00             2,881

                                       10

                                    ACQUIRED/           DATE OF            AMOUNT
NAME                            DISPOSED OF (A/D)     TRANSACTION        (# SHARES)

E. Erwin Maddrey, II                  A(b)              6/30/00           347,593(h)

Buck A. Mickel                        A(b)              6/30/00           158,742(i)

Robert W. Humphreys                   A(b)              6/30/00             1,910

                                      A(c)              6/30/00               100

                                      A(d)              8/17/00            62,500

                                      A(e)               8/1/00            20,000

Herbert M. Mueller                    A(b)              6/30/00               234

                                      A(d)              8/17/00            14,000

                                      A(e)               8/1/00             6,000

                                      A(c)              9/18/00               300

                                      A(c)              9/19/00             1,500

                                      A(c)              9/20/00               600
-------------------

(a) Delta Apparel was incorporated on December 10, 1999. Prior to June 30, 2000, Delta Apparel was a wholly-owned subsidiary of Delta Woodside, and prior to May 2000, the business of Delta Apparel was conducted by certain subsidiaries of Delta Woodside other than Delta Apparel.
(b) These shares were acquired from Delta Woodside in the spin-off of Delta Apparel.
(c)  These shares were purchased.
(d) Option to acquire Delta Apparel shares granted pursuant to the Stock Option Plan. The shares covered by the option shall vest with respect to 20% of the shares covered thereby on July 14, 2001 and each of the next four anniversaries thereof, if certain conditions are met.
(e) Incentive Stock Award granted under the Incentive Stock Award Plan. 20% of each award vested on the date of grant. An additional 20% of each award will vest on the last day of each of the 2001 and 2002 fiscal years if the recipient remains an employee of the Company. The remaining 40% of each award will vest on the date the Company files its Annual Report on Form 10-K for fiscal 2002 if the recipient remains an employee of the Company on that date and the Company meets certain performance criteria.
(f) The amount shown includes 208 shares allocated to Mr. Garrett's account in Delta Woodside's 401(k) Plan, in which Mr. Garrett is fully vested.
(g) The amount shown includes 1,896 shares owned by Mr. Guy's wife. Mr. Guy disclaims beneficial ownership of these shares.
(h) The amount shown includes 43,147 shares held by the E. Erwin and Nancy B. Maddrey, II Foundation, a charitable trust, as to which shares Mr. Maddrey holds sole voting and investment power but disclaims beneficial ownership and 107 shares allocated to Mr. Maddrey's account in the Delta Woodside 401(k) Plan, in which Mr. Maddrey is fully vested.
(i) The amount shown includes 287 shares held by Mr. Mickel as a custodian for a minor, as to which shares Mr. Mickel disclaims beneficial ownership, and 124,063 shares owned by Micco Corporation, of which Mr. Mickel is a director, officer, and 25% shareholder. Mr. Mickel disclaims beneficial ownership of three-quarters of the shares owned by Micco Corporation.

                               EXECUTIVE OFFICERS

     The following provides certain information regarding the current executive officers of the Company. The business address of each executive officer listed below is Delta Apparel, Inc., 2750 Premiere Parkway, Suite 100, Duluth, Georgia, 30097. Marjorie F. Rupp served as a Vice President and the Secretary of the Company during fiscal 2000; however, she resigned as an officer of the Company effective September 30, 2000.

Name and Age                        Position
------------                        --------
Robert W. Humphreys (43)            President and Chief Executive Officer (1)

Herbert M. Mueller (43)             Vice President, Chief Financial Officer and Treasurer (2)

----------------------

     (1) See information under the subheading "Election of Directors".

     (2) Herbert M. Mueller was elected to serve as Vice President, Chief Financial Officer and Treasurer of Delta Apparel in December 1999. He was elected to serve as Vice President of the Delta Apparel Company division of Delta Woodside in April 1998. Prior to joining the Delta Apparel Company division, Mr. Mueller served as Corporate Controller (from June 1991 to June 1997 and from October 1997 to April 1998) and Senior Director of Business Planning (from July 1997 to October 1997) of Swift Denim, a manufacturer of denim fabric.

     The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.


                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information for the fiscal years ended July 1, 2000 and July 3, 1999 respecting the compensation from Delta Woodside or any of its subsidiaries that was earned by Delta Apparel's current Chief Executive Officer and by the other executive officers of Delta Apparel who earned salary and bonus in fiscal 2000 from Delta Woodside or any of its subsidiaries in excess of $100,000 (the "Named Executives"). Except as described in the notes to the table with respect to Robert W. Humphreys, each individual listed in the table worked exclusively for the Delta Apparel Company division of various subsidiaries of Delta Woodside during fiscal year 2000 and fiscal year 1999.

                           SUMMARY COMPENSATION TABLE

                                                                   Long-Term
                                                                   ---------
                                  Annual Compensation             Compensation
                             -----------------------------        ------------
                                                                    Payouts
                                                                    -------

                                                     Other
                                                     Annual                     All Other
                                                     Compen-          LTIP       Compens-
Name and                       Salary      Bonus     sation          Awards       sation
Principal Position     Year    ($)(a)    ($)(a)(b)     ($)            ($)          ($)
-------------------------------------------------------------------------------------------
Robert W. Humphreys    2000      300,000    908,700      7,007(e)    117,000 (f)    15,579(g)(f)
President & Chief
Executive Officer(c)   1999      223,077     94,286     14,733(e)          0       543,449


Herbert M. Mueller     2000      148,654    212,030          0             0         2,004(h)(j)
Vice President, Chief
Financial Oficer &     1999      140,000     23,080      3,880(e)          0           372
Treasurer


Marjorie F. Rupp       2000       73,458    151,450          0             0         1,208(i)(j)
Former Vice President
& Secretary(d)         1999       73,094     11,540          0             0         1,122

-------------------------------

     (a) The amounts shown in the column include sums the receipt of which were deferred pursuant to the Delta Woodside Savings and Investment Plan (the "Delta Woodside 401(k) Plan") or the Delta Woodside deferred compensation plan.

     (b)  Amounts in this column are cash bonuses paid to reward performance.

     (c) Mr. Humphreys became the President and chief executive officer of the Delta Apparel Company division of Delta Woodside in April 1999 and President and chief executive officer of the Company in December 1999. He was elected Vice President-Finance and Assistant Secretary of Delta Woodside in May 1998 but resigned from service as an officer of Delta Woodside in November 1999. The information in the table includes Mr. Humphreys' compensation from Delta Woodside and its subsidiaries, including the Company, for all of fiscal 1999 and 2000.

     (d) Marjorie F. Rupp was elected Vice President and Secretary of Delta Apparel in December 1999. She resigned from employment with the Company effective September 30, 2000. She had previously served as Vice President of Human Resources of the Delta Apparel Company division of Delta Woodside starting in July 1998. She served as Director of Human Resources for the Delta Apparel Company division of Delta Woodside from May 1992 until July 1998.

     (e) The amounts shown were paid by Delta Woodside in connection with the vesting of awards under the Delta Woodside Incentive Stock Award Plan and were in each case approximately sufficient, after the payment of all applicable income taxes, to pay the participant's federal and state income taxes attributable to the vesting of the award. Service awards to Mr. Humphreys and Mr. Mueller vested on the last day of fiscal 1999. The tax assistance related to the vesting of these awards was earned in, and recorded above for, fiscal 1999, though such amounts were actually paid in fiscal 2000. A performance award of Mr. Humphreys vested in, and the related tax assistance was paid in, fiscal 2000.

     (f) 62% of this award constituted a grant of Delta Woodside common stock valued at $1.50 per share, the closing price for Delta Woodside common stock on March 15, 2000, the date the Delta Woodside board of directors authorized its issuance. The remainder of this award consisted of cash to pay expected income taxes on the value of the total award. The award was made in connection with the termination of Delta Woodside's Long Term Incentive Plan prior to the spin-offs of the Company and Duck Head on June 30, 2000.

                                       13

     (g) The fiscal 2000 amount represents a $696 Delta Woodside contribution allocated to Mr. Humphrey's account in the Delta Woodside 401(k) Plan, $532 contributed by Delta Woodside to Delta Woodside's deferred compensation plan as payment for the amount of Delta Woodside contributions to the Delta Woodside 401(k) Plan for fiscal year 1999 that were not made for Mr. Humphreys because of Internal Revenue Code contribution limitations, $2,100 contributed by Delta Woodside to the Delta Woodside 401(k) Plan for Mr. Humphreys with respect to his compensation deferred under the Delta Woodside 401(k) Plan, and $2,407 earned on Mr. Humphreys' deferred compensation at a rate in excess of 120% of the federal mid-term rate.

     (h) The fiscal 2000 amount represents a $632 Delta Woodside contribution allocated to Mr. Mueller's account in the Delta Woodside 401(k) Plan and $1,372 contributed by Delta Woodside to the Delta Woodside 401(k) Plan for Mr. Mueller with respect to his compensation deferred under the Delta Woodside 401(k) Plan.

     (i) The fiscal 2000 amount represents a $327 Delta Woodside contribution allocated to Ms. Rupp's account in the Delta Woodside 401(k) Plan and $881 contributed by Delta Woodside to the Delta Woodside 401(k) Plan for Ms. Rupp with respect to her compensation deferred under the Delta Woodside 401(k) Plan.

     (j) The Delta Woodside 401(k) Plan allocation shown for the fiscal year was allocated to the participant's account during that fiscal year, although all or part of the allocation may have been determined in whole or in part on the basis of the participant's compensation during the prior fiscal year.

     The amounts shown in the table above do not include reimbursement by Delta Woodside, the Company or their subsidiaries for certain automobile expenses and other items. The non-business personal benefit to any Named Executive of these amounts does not exceed the lesser of $50,000 or 10% of the Named Executive's total salary and bonus.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

     The following table provides certain information respecting the exercise by any Named Executive during fiscal 2000 of awards granted under Delta Woodside's Incentive Stock Award Plan and options granted under Delta Woodside's Stock Option Plan, and the fiscal year end value of any unexercised outstanding awards and options under these plans. For purposes of this table, awards under Delta Woodside's Incentive Stock Award Plan are treated as options. No options or awards covering shares of the Company were granted pursuant to any plan of the Company in fiscal 2000.

                       AGGREGATED OPTION EXERCISES IN LAST
                      FISCAL YEAR AND FY-END OPTION VALUES

                                                 Number of Securities            Value of Unexercised
                                                Underlying Unexercised          In-the-Money Options at
                                                 Options at FY-End (#)                   FY-End ($)(c)
                    Shares                  -------------------------------  ------------------------------
                   Acquired
                      on           Value
                   Exercise      Realized    Exercisable     Unexercisable   Exercisable     Unexercisable
    Name            (#)(a)        ($)(b)
----------------- ------------ ------------ --------------- ---------------  ------------- ----------------
Robert W.
Humphreys            3,227        8,439         22,500            0               0              --

Herbert M.
Mueller                  0            0          6,000            0               0              --

Marjorie F.
Rupp                     0            0          4,000            0               0              --

-----------------------
(a) All amounts in this column represent shares acquired by vesting of incentive stock awards.
(b) Based on the closing price of Delta Woodside common stock on October 1, 1999, the date of vesting of the applicable incentive stock awards, of $2.625 per share.
(c) Based on the closing price of Delta Woodside common stock on June 30, 2000 of $2.125 per share, none of the unexercised options was in-the-money.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     In 1997, Delta Woodside's board of directors adopted and Delta Woodside's stockholders approved the Delta Woodside long term incentive plan ("LTIP"). Under that plan, award grants could be made to key executives and non-employee directors of Delta Woodside that, depending on the attainment of certain performance measurement goals over a three-year period, could translate into stock options for Delta Woodside's shares being granted to participants in the plan. In connection with the exercise of any option granted under the plan, Delta Woodside would pay cash to the participant to offset the income taxes attributable to the option exercise and to such cash payment, using an assumed 38% income tax rate.

     No award grants complying with all the terms of the plan were made. Around the time of adoption of the plan, however, Delta Woodside did identify the individuals who would be plan participants, determined performance targets for these individuals and communicated these actions to the affected individuals. These communications also informed the participants that new three-year performance goals would be established annually.

     To take account of the communications previously made to the plan participants, the fact that all three-year performance periods contemplated by the plan would expire following the record date for the spin-offs of Delta Apparel and Duck Head and the efforts of the key executives and directors on behalf of Delta Woodside leading up to the spin-offs of Delta Apparel and Duck Head, Delta Woodside's board (based on resolutions of its compensation grants and compensation committees) decided that Delta Woodside shares would be issued and cash would be paid prior to the record date for the Delta Apparel and Duck Head spin-offs to those individuals who were intended participants in the plan. These actions, which were reflected in an amendment to the long term incentive plan, provided that (a) Delta Woodside would issue its shares and make cash payments to the individuals identified for participation in the plan, (b) as a condition to receipt of those Delta Woodside shares and that cash, those individuals would surrender any rights they may have under the plan and (c) no further awards, options or Delta Woodside shares would be granted or issued under the LTIP.

     The number of Delta Woodside shares to be issued and the cash amounts to be paid were determined by Delta Woodside's compensation grants and compensation committees and Delta Woodside's board. In determining the number of Delta Woodside shares to be issued to each participant, Delta Woodside's compensation grants committee, compensation committee and board used the closing sale price of Delta Woodside common stock on March 15, 2000 ($1.50 per share).

     The table below sets forth Delta Woodside shares that were thereby issued and the cash that was thereby paid to any Named Executive Officers.

                            LONG-TERM INCENTIVE PLAN
                           AWARDS IN LAST FISCAL YEAR


                                           Number of           Amount of
                                             Shares               Cash
Name                                          (#)                 ($)
--------------------------------------- ----------------- ---------------------

Robert W. Humphreys                          48,380              44,460

EMPLOYMENT CONTRACTS AND SEVERANCE ARRANGEMENTS

     During fiscal 1999, Delta Woodside's board of directors began to consider strategic alternatives to enhance stockholder value, some of which might have led to a change in control of all or a significant part of Delta Woodside. In order to provide an incentive for certain of Delta Woodside's key executives to remain in Delta Woodside's employ while these alternatives were examined, Delta Woodside entered into severance agreements in December 1998 with, among others, Robert W. Humphreys (President and Chief Executive Officer of Delta Apparel), who at that time was Vice President-Finance and Assistant Secretary of Delta

Woodside. Pursuant to each of these agreements, Delta Woodside agreed that, if the applicable officer's position were eliminated because of downsizing, restructuring or a change of control between the date of the letter and the end of December 2000, the officer would be paid a severance equal to two years' salary at the time of termination, in addition to the officer's regular severance.

     In April 1999, Mr. Humphreys was appointed president and chief executive officer of the Delta Apparel Company division of Delta Woodside. In connection with this new position, Delta Woodside agreed in an April 1999 letter that (a) Mr. Humphreys' salary was $300,000 effective with the pay period beginning April 26, 1999, (b) he would be paid a bonus of at least $300,000 for the 2000 fiscal year if he remained in his new position during that year, (c) for fiscal 1999 he would be on the corporate bonus plan for the first ten months, then at the guaranteed minimum annual $300,000 rate for the eleventh and twelfth months of fiscal 1999, (d) Delta Woodside would pay his travel and lodging expenses for commuting to the division's headquarters in Duluth, Georgia, (e) if he remained as President and Chief Executive Officer of the Delta Apparel business as a spun-off separate public company, he would participate in a Delta Apparel bonus plan commencing with the 2001 fiscal year and he would be granted options under a Delta Apparel performance based stock option plan for shares equal to approximately five percent of the post-spin-off outstanding shares of Delta Apparel, (f) the December 1998 severance agreement was modified to provide that the two years' severance amount, based on a $200,000 annual salary rate, was earned in fiscal 1999 and he would no longer be entitled to Delta Woodside's regular severance and (g) if the restructuring/spin-offs under consideration of the Delta Apparel business and the Duck Head Apparel business did not occur, he would be elected as a member of Delta Woodside's board of directors. Delta Apparel assumed all of Delta Woodside's obligations under this letter in connection with the spin-off of Delta Apparel.

DIRECTOR COMPENSATION

     Delta Apparel did not pay any directors fees in fiscal 2000. In fiscal 2001, Delta Apparel expects to pay each director who is not an officer of Delta Apparel a fee of $8,000 and provide to each of these directors approximately $4,000 with which shares of Delta Apparel's common stock will be purchased. These Delta Apparel shares may be either newly issued or acquired in the open market for this purpose. Delta Apparel also expects that each non-officer director will also be paid $500 ($750 for the committee chair) for each committee meeting attended, $250 for each telephonic board and committee meeting in which the director participates and $500 for each board meeting attended in addition to four quarterly board meetings. Each director will also be reimbursed for reasonable travel expenses in attending each meeting.

     Delta Apparel anticipates that any non-officer director subsequently added to the Delta Apparel Board will be paid a fee of $13,334 per year, plus be provided approximately $6,666 per year with which shares of Delta Apparel's common stock will be purchased. Each of these additional directors will be paid the same meeting fees as payable to Delta Apparel's current directors. Delta Apparel anticipates that the fees payable to Delta Apparel's existing directors will increase over a five year period to be the same as the fees payable to any additional directors.

     Until August 1999, Delta Woodside had in place a Directors' Charitable Giving Program covering each director of Delta Woodside. The seven directors of Delta Woodside also constituted seven of the directors of the Company in fiscal 2000. Under the program, after the death of a director, Delta Woodside would make an aggregate donation of $500,000, to be paid in 10 annual installments commencing no later than six months after the director's death, to one or more charitable organizations selected by such director. With respect to Max Lennon,
E. Erwin Maddrey, II and Bettis C. Rainsford, the program was to be funded by life insurance policies owned and to be paid for by Delta Woodside on the lives of such directors. In August 1999, the program was terminated, and cash in the amount of the actuarial value of the future donation was donated by Delta
Woodside to the charitable organization or organizations selected by each director. The amounts so donated to charitable organizations were selected as follows: $105,000 by Mr. Garrett, $145,000 by Mr. Guy, $170,000 by Dr. Kane, $105,000 by Dr. Lennon, $100,000 by Mr. Maddrey, $70,000 by Mr. Mickel, and $62,000 by Mr. Rainsford.

     As described above under the subheading "Long-Term Incentive Plan Awards in Last Fiscal Year", Delta Woodside shares and cash were paid to the intended participants in Delta Woodside's LTIP in connection with the spin-offs of Delta Apparel and Duck Head and the termination of the LTIP. The table below sets forth the Delta Woodside shares that were issued as described above and the cash that was paid to the non-employee directors of the Company in connection therewith:

                 DELTA WOODSIDE LONG TERM INCENTIVE PLAN AWARDS
              TO NON-EMPLOYEE COMPANY DIRECTORS IN LAST FISCAL YEAR

                                                         Shares of
Name                                 Cash Award         Common Stock
--------------------------------- ----------------- ---------------------

E. Erwin Maddrey, II                $190,000.00           206,667

Bettis C. Rainsford (a)             $136,800.00           148,800

William F. Garrett                  $116,280.00           126,480

C.C. Guy                             $12,397.50            13,485

Dr. James F. Kane                    $12,397.50            13,485

Dr. Max Lennon                       $12,255.00            13,330

Buck A Mickel                        $12,017.50            13,072

Estate of Buck Mickel (b)            $11,780.00            12,813

(a) Mr. Rainsford resigned as a director of the Company effective September 14, 2000.

(b) Shares were issued and cash was paid to Minor H. Mickel, as personal representative of the estate of Buck Mickel (father of Buck A. Mickel). Buck Mickel was a member of the Delta Woodside board of directors until his death in 1998 and participated in the early stages of that board's strategic planning.


                                PERFORMANCE GRAPH

     The Company's common stock began trading on the American Stock Exchange on June 30, 2000, the last trading day of fiscal year 2000. Prior to that date, no securities of the Company were publicly traded. Accordingly, no performance graph is included in this proxy statement.

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE COMPENSATION COMMITTEE REPORT BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.


                      REPORT OF THE COMPENSATION COMMITTEE
                        AND COMPENSATION GRANTS COMMITTEE
                            OF THE BOARD OF DIRECTORS

     This report of the Compensation Committee and the Compensation Grants Committee (collectively, the "Committees") of the Board of Directors of the Company sets forth the Committees' policies with regard to compensation of the executive officers of the Company, including the relationship of corporate performance to executive compensation.

EXECUTIVE COMPENSATION POLICIES

     Decisions regarding certain aspects of the compensation of the Company's executive officers are made by the four member Compensation Committee or the two member Compensation Grants Committee of the Board. Each Committee member is a non-employee director. During fiscal year 2000, certain compensation decisions were made by the comparable committees of the Delta Woodside Board. Currently, the members of these committees of the Company's Board are identical to the members of these committees of Delta Woodside's Board. The Committees believe that their respective compensation practices are designed to attract, retain, and motivate key Company executives to achieve short-, medium-, and long-term goals which the Committees believe will enhance the value of the shareholders' investment in the Company. Generally, these objectives are implemented through:

     A.   Cash bonuses to reward the achievement of specific performance goals,

     B.   Grants of stock awards under an incentive stock award plan,

     C.   Grants of stock options under a stock option plan, and

     D. Payment of base salaries at levels that are competitive with those paid by a peer group of companies.

COMPENSATION OF EXECUTIVE OFFICERS OTHER THAN MR. HUMPHREYS

     The Company's executive officers other than Mr. Humphreys, its Chief Executive Officer (the "Other Officers"), received compensation for fiscal 2000 that included both fixed and performance-based components. In fiscal 2000, the Other Officers were Mr. Mueller and Ms. Rupp. The Other Officers' compensation for fiscal 2000 consisted of base salary, cash bonuses and the vesting of options under the Delta Woodside Stock Option Plan.

     Cash bonuses to the Other Officers were paid based on the operating earnings and return on capital employed and other performance criteria of the Delta Apparel Company division of Delta Woodside. For fiscal 2000, the total cash bonuses awarded to the Other Officers above amounted to 164% of their combined base salaries.

     Pursuant to the Company's new Short-Term Incentive Compensation Plan, the Compensation Grants Committee has awarded potential bonuses to the Company's executive officers (and other Company employees) for fiscal 2001 which will be payable solely upon the Company's attainment of certain performance criteria set by the Compensation Grants Committee. The performance criteria are objective, meaning that a third party having knowledge of the relevant facts will be able to determine whether the performance goals have been met.

     The Company's new Incentive Stock Award Plan is generally similar to the Delta Woodside Incentive Stock Award Plan in effect prior to the spin-off. Awards that have been made under the new Incentive Stock Award Plan to the Other Officers since the spin-off have been structured so that sixty percent of each individual's award vests if he remains in service with the Company through predetermined dates and up to forty percent of each individual's award vests if the Company meets specified performance targets respecting cumulative operating profits and he remains an employee of the Company. The number of shares covered by an award was not determined by specific, non-subjective criteria, but the determination of such numbers took into account the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors deemed relevant to the accomplishment of the purposes of the plan. The Committees expect that any future awards under the new plan to Other Officers will be similarly structured. The Committees believe that the new Company plan will be an important tool to the achievement of medium-term goals.

     Each Other Officer also participated in the Delta Woodside Stock Option Plan. The purpose of this plan was to promote the growth and profitability of Delta Woodside over a longer term by enabling Delta Woodside to attract and retain key and middle level managers of outstanding competence and by increasing the personal participation of its executives in Delta Woodside's performance by providing these executives with an additional equity ownership opportunity in Delta Woodside. In making option grants to the Other Officers, no specific, non-subjective criteria were used, but the factors taken into account included the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that were deemed relevant to the accomplishment of the purposes of the plan. Each option granted under the plan to an Other Officer provided that the option would become exercisable in stages over a period of four years. No new stock option grants were made under the Delta Woodside Stock Option Plan during fiscal 2000 due to the pendency of the spin-offs of Duck Head and the Company.

     The Company's new 2000 Stock Option Plan is similar to the Delta Woodside Stock Option Plan in effect prior to the spin-off. The Committees currently believe that awards made under the new plan since the spin-off have been, and expect that future awards under the plan will be, similar in structure to awards made under the old Delta Woodside plan.

     Section 162(m) of the Internal Revenue Code ("Section 162(m)") imposes limits on the ability of the Company to claim income tax deductions for compensation paid to the Named Executives. Section 162(m) generally denies a corporate income tax deduction for annual compensation in excess of $1,000,000 paid to any of the Named Executives. Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. The Committees believe that all grants and awards to date to the Other Officers under the Company's Short-Term Incentive Compensation Plan, Stock Option Plan and Incentive Stock Award Plan either comply with the requirements for exemption from the $1,000,000 limit under Section 162(m) or else will not cause the aggregate non-exempt compensation paid to any Other Officer to exceed the $1,000,000 limit in any fiscal year.

     The  Committees  expect  that  future  grants and awards  made to the Other
Officers prior to the 2001annual meeting of the Company's shareholders (the "2001 Annual Meeting") under the Stock Option Plan and the Incentive Stock Award Plan and bonuses actually paid to the Other Officers prior to the 2001 Annual Meeting under the Short-Term Incentive Compensation Plan will be similarly exempt or will similarly not cause the $1,000,000 threshold to be exceeded. Because of certain special transition rules under Section 162(m) relating to the spin-off, grants and awards made to the Other Officers after the 2001 Annual Meeting under the Stock Option Plan and the Incentive Stock Award Plan and bonuses actually paid to the Other Officers after the 2001 Annual Meeting under the Short-Term Incentive Compensation Plan will be exempt from Section 162(m) only if the pertinent plan is approved by the Company's shareholders at or before the 2001 Annual Meeting.

COMPENSATION PAID TO THE CHIEF EXECUTIVE OFFICER

     The compensation of Mr. Humphreys, the Company's Chief Executive Officer, includes both fixed and performance-based components.

     Pursuant to the terms of a letter agreement entered into between Mr. Humphreys and Delta Woodside, whose obligations were assumed by Delta Apparel in connection with the spin-off of Delta Apparel by Delta Woodside, Mr. Humphreys' base salary was set at $300,000, and he was promised that he would receive a minimum bonus of $300,000 for fiscal year 2000 if he remained in the employment of the Company during fiscal year 2000.

     The fiscal 2000 cash bonus to Mr. Humphreys was paid based on the fiscal 2000 operating earnings and return on capital employed of the Delta Apparel Company division of Delta Woodside. This bonus was actually paid in fiscal 2001 to Mr. Humphreys by the Company.

     Mr. Humphreys participated in the Delta Woodside Incentive Stock Award Plan and the Delta Woodside Stock Option Plan. No grants were made to Mr. Humphreys in fiscal 2000 under either the Delta Woodside Incentive Stock Award Plan or the Delta Woodside Stock Option Plan due to the pendency of the spin-offs of Duck Head and the Company. The performance-based portion of an award made to Mr. Humphreys under Delta Woodside's Incentive Stock Award Plan vested in fiscal 2000. The number of shares that vested under that award was determined based on the ratio of (1) the aggregate number of shares actually vesting under all performance-based awards to employees of all the divisions of Delta Woodside to

(2) the aggregate maximum number of shares available for vesting to all employees of all the divisions of Delta Woodside if maximum performance criteria had been achieved. The number of shares actually vesting under performance awards to the employees of each operating division of Delta Woodside was determined based on the annual return on capital employed in that division for fiscal 1997, 1998 and 1999.

     Mr. Humphreys was also a potential participant in Delta Woodside's LTIP. As described above under "Management Compensation - Long-Term Incentive Plan Awards in Last Fiscal Year," Delta Woodside stock was granted and cash was paid to Mr. Humphreys in connection with the termination of the LTIP.

     Since the spin-off, options have been granted to Mr. Humphreys under the Company's new Stock Option Plan, awards have been made to Mr. Humphreys under the Incentive Stock Award Plan and a grant of a potential bonus has been made to Mr. Humphreys under the Short-Term Incentive Compensation Plan. The Committees believe that options granted to date to Mr. Humphreys under the Company's new Stock Option Plan, awards made to date to Mr. Humphreys under the Short-Term Incentive Compensation Plan and performance-based awards to date under the
Incentive Stock Award Plan will qualify as "performance-based compensation" exempt from the $1 million cap on executive compensation paid to Mr. Humphreys which is deductible by the Company for federal income tax purposes under Section 162(m) of the Internal Revenue Code. The Committees believe that the non-performance based awards to date to Mr. Humphreys under the Incentive Stock Award Plan will not cause Mr. Humphreys' total compensation that is subject to the Section 162(m) limit to exceed such limit.

     The Committees expect that future grants and awards made to Mr. Humphreys prior to the 2001 Annual Meeting under the Stock Option Plan and the Incentive Stock Award Plan and bonuses actually paid to Mr. Humphreys prior to the 2001 Annual Meeting under the Short-Term Incentive Compensation Plan will be similarly exempt or will similarly not cause the $1,000,000 threshold to be exceeded. Because of certain special transition rules under Section 162(m) relating to the spin-off, grants and awards made to Mr. Humphreys after the 2001 Annual Meeting under the Stock Option Plan and the Incentive Stock Award Plan and bonuses actually paid to Mr. Humphreys after the 2001 Annual Meeting under the Short-Term Incentive Compensation Plan will be exempt from Section 162(m) only if the pertinent plan is approved by the Company's shareholders at or before the 2001 Annual Meeting.


               COMPENSATION COMMITTEE       COMPENSATION GRANTS COMMITTEE
               Dr. James F. Kane, Chair     Dr. James F. Kane, Co-Chair
               Dr. Max Lennon               Dr. Max Lennon, Co-Chair
               C.C. Guy
               Buck A. Mickel


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     The following directors serve on the Compensation Committee of Delta Apparel's board of directors: C.C. Guy, Dr. James F. Kane, Dr. Max Lennon and Buck A. Mickel.

     The following directors serve on the Compensation Grants Committee of Delta Apparel's board of directors: Dr. James F. Kane and Dr. Max Lennon.

     C.C.  Guy  served  as  Chairman  of the  Board  of  Delta  Woodside  or its
predecessors (and their respective subsidiaries) from the founding of Delta Woodside's predecessors in 1984 until November 1989. Buck A. Mickel was a Vice President of Delta Woodside or its predecessors (and their respective subsidiaries) from the founding of Delta Woodside's predecessors until November 1989, Secretary of Delta Woodside or its predecessors (and their respective subsidiaries) from November 1986 to March 1987, and Assistant Secretary of Delta Woodside or its predecessors (and their respective subsidiaries) from March 1987 to November 1988.

                           RELATED PARTY TRANSACTIONS

RELATIONSHIPS OR TRANSACTIONS WITH DELTA WOODSIDE AND DUCK HEAD

BOARDS OF DIRECTORS OF DELTA APPAREL, DELTA WOODSIDE AND DUCK HEAD

     The following directors of Delta Apparel are also directors of Delta Woodside and Duck Head: William F. Garrett, C. C. Guy, Dr. James F. Kane, Dr. Max Lennon, E. Erwin Maddrey, II and Buck A. Mickel. In the event that any material issue were to arise between Delta Apparel, on the one hand, and either Delta Woodside or Duck Head, on the other hand, these directors could be deemed to have a conflict of interest with respect to that issue. In that circumstance, Delta Apparel anticipates that it will proceed in a manner that is determined by a majority of those members of Delta Apparel's board of directors who are not also members of the board of directors of Delta Woodside or the board of directors of Duck Head (as applicable).

PRINCIPAL STOCKHOLDERS

     Delta Apparel and Duck Head were spun-off from Delta Woodside by means of a pro rata distribution on June 30, 2000 of their stock to Delta Woodside's shareholders of record on June 19, 2000 (the "Delta Apparel distribution" and the "Duck Head distribution" respectively). Therefore, immediately following the Delta Apparel distribution, Delta Woodside's principal stockholders were the same individuals and entities as Delta Apparel's and Duck Head's principal stockholders, and those principal stockholders had the same respective percentages of outstanding beneficial ownership in each of Delta Woodside, Delta Apparel and Duck Head (assuming no acquisitions or dispositions of shares by those stockholders between the record date for the Delta Apparel distribution or the Duck Head distribution and the completion of either distribution).

AGREEMENTS BETWEEN DELTA WOODSIDE, DELTA APPAREL AND DUCK HEAD

     In connection with the spin-offs, Delta Woodside, Delta Apparel and Duck Head entered into a Distribution Agreement and a Tax Sharing Agreement. In addition, Delta Woodside sold its Rainsford Plant to Delta Apparel. The principal provisions of the Distribution Agreement, the Tax Sharing Agreement and the sale of the Rainsford Plant are set forth below.

Distribution Agreement
----------------------

     Delta Apparel entered into a distribution agreement with Delta Woodside and Duck Head as of March 15, 2000. The distribution agreement provided for the procedures for effecting the Delta Apparel distribution and the Duck Head distribution. For this purpose, as summarized below, the distribution agreement provided for the principal corporate transactions and procedures for separating the Delta Apparel Company division's business and the Duck Head Apparel Company division's business from each other and the rest of Delta Woodside. Also, as summarized below, the distribution agreement defines the relationships among Delta Apparel, Delta Woodside and Duck Head after the Delta Apparel distribution and the Duck Head distribution with respect to, among other things, indemnification arrangements and employee benefit arrangements.

     Intercompany Reorganization
     ---------------------------

     Pursuant to the distribution agreement, Delta Woodside, Delta Apparel and Duck Head caused the following to be effected:

     (a) Delta Woodside and its subsidiaries (other than Delta Mills) contributed, as contributions to capital, all net debt amounts owed to any of them by the corporations that conducted the Delta Apparel Company division's business and the Duck Head Apparel Company division's business, with the exceptions of (i) the intercompany debt that was attributable to the portion of the amounts borrowed since January 1, 2000 for use by the Delta Apparel Company division's business or the Duck Head Apparel Company division's business from Delta Woodside's credit agreement lender that were repaid to that lender or to Delta Woodside with borrowings under Delta Apparel's and

         Duck Head's new credit facilities (which repayments cancelled such intercompany debt) and (ii) any amounts owed by Delta Apparel to Delta Mills for yarn sold by Delta Mills to Delta Apparel, which amounts were to be paid in the ordinary course of business. These intercompany contributions of debt did not, however, affect any obligation that Delta Woodside, Delta Apparel or Duck Head may have under the distribution agreement or the tax sharing agreement. Prior to completion of the intercompany reorganization, the Delta Apparel Company division's assets were owned by several of Delta Woodside's wholly-owned subsidiaries, and the Duck Head Apparel Company division's assets were owned by Delta Woodside and several of its wholly-owned subsidiaries.

     (b) All the assets used in the operations of the Delta Apparel Company division's business were transferred to Delta Apparel or a subsidiary of Delta Apparel to the extent not already owned by Delta Apparel or its subsidiaries. This transfer included the sale by Delta Mills to Delta Apparel of the Rainsford plant, located in Edgefield, SC, which is described below under the subheading "Purchase of Rainsford Plant".

     (c) Delta Apparel assumed all of the liabilities of the Delta Apparel Company division of Delta Woodside, and caused all holders of indebtedness for borrowed money that were part of the assumed Delta Apparel liabilities and all lessors of leases that were part of the assumed Delta Apparel liabilities to agree to look only to Delta
         Apparel or a subsidiary of Delta Apparel for payment of that indebtedness or lease (except where Delta Woodside or Duck Head, as applicable, consented to not being released from the obligations).

     (d) All the assets used in the operations of the Duck Head Apparel Company division's business were transferred to Duck Head or a subsidiary of Duck Head to the extent not already owned by Duck Head or its subsidiaries.

     (e) Duck Head assumed all of the liabilities of the Duck Head Apparel Company division of Delta Woodside, and caused all holders of indebtedness for borrowed money that were part of the assumed Duck Head liabilities and all lessors of leases that were part of the assumed Duck Head liabilities to agree to look only to Duck Head or a subsidiary of Duck Head for payment of that indebtedness or lease (except where Delta Woodside or Delta Apparel, as applicable, consented to not being released from the obligations).

     (f) Delta Woodside caused all holders of indebtedness for borrowed money and all lessors of leases that were not part of the liabilities assumed by Delta Apparel or the liabilities assumed by Duck Head to agree to look only to Delta Woodside or a remaining subsidiary of Delta Woodside for payment of that indebtedness or lease (except where Delta Apparel or Duck Head, as applicable, consented to not being released from the obligations).

     Indemnification
     ---------------

     Each of Delta Woodside, Delta Apparel and Duck Head has agreed to indemnify each other and their respective directors, officers, employees and agents against any and all liabilities and expenses incurred or suffered that arise out of or pertain to:

     (a) any breach of the representations and warranties made by it in the distribution agreement;

     (b)  any breach by it of any obligation under the distribution agreement;

     (c) the liabilities assumed or retained by it under the distribution agreement; or

     (d) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact contained in any of its disclosure documents filed by it with the SEC, except insofar as the misstatement or omission was based upon information furnished to the indemnifying party by the indemnified party.

     Employee Matters
     ----------------

     Delta Woodside has caused the employees of the Delta Apparel Company division to become employees of Delta Apparel, Delta Apparel has assumed the accrued employee benefits of these employees and Delta Woodside has caused the account balance of each of these employees in any and all of Delta Woodside's employee benefit plans (other than the Delta Woodside stock option plan, the Delta Woodside incentive stock award plan and the Delta Woodside long term incentive plan, if any) to be transferred to a comparable employee benefit plan of Delta Apparel.

     Intercompany Accounts
     ---------------------

     Until May 6, 2000, the effective date of the transfer of title from Delta Mills to Delta Apparel of the Rainsford plant (see the subheading "Purchase of Rainsford Plant" below), yarn produced by the Rainsford plant for use in the Delta Apparel business was sold by Delta Mills to Delta Apparel. The amounts owed by Delta Apparel to Delta Mills from these sales, which aggregated $2.8 million at May 6, 2000, have subsequently been paid in full in the ordinary course of business.

     Other than any obligations described in or arising under the distribution agreement or the tax sharing agreement, each of Delta Woodside, Delta Apparel and Duck Head has represented to each other that it is not aware of any other intercompany receivable, payable or loan balance that existed as of the time of the Delta Apparel distribution and the Duck Head distribution between any of them.

     Transaction Expenses
     --------------------

     Generally, all costs and expenses incurred in connection with the Delta Apparel distribution, the Duck Head distribution and related transactions shall be paid by Delta Woodside, Duck Head and Delta Apparel proportionately in accordance with the respective benefits received by Delta Woodside, Duck Head and Delta Apparel as determined in good faith by the parties; provided that the holders of the Delta Woodside shares shall pay their own expenses, if any, incurred in connection with the Delta Apparel distribution and the Duck Head distribution.

Tax Sharing Agreement
---------------------

     Delta Apparel entered into a tax sharing agreement dated as of June 30, 2000 with Delta Woodside and Duck Head that describes, among other things, each company's rights and obligations relating to tax payments and refunds for periods before and after the Delta Apparel distribution and related matters like the filing of tax returns and the handling of audits and other tax proceedings. The tax sharing agreement also describes the indemnification arrangements with respect to tax matters among Delta Apparel and its subsidiaries (which this document refers to as the Delta Apparel tax group), Delta Woodside and its subsidiaries after the Delta Apparel distribution and the Duck Head distribution (which this document refers to as the Delta Woodside tax group) and Duck Head and its subsidiaries (which this document refers to as the Duck Head tax group).

     Under the tax sharing agreement, the allocation of tax liabilities and benefits is generally as follows:

     - With respect to federal income taxes:

         (a) For each taxable year that ends prior to the Delta Apparel distribution, Delta Woodside is responsible for paying any increase in federal income taxes, and is entitled to receive the benefit of any refund of or saving in federal income taxes, that results from any tax proceeding with respect to any returns relating to federal income taxes of the Delta Woodside consolidated federal income tax group.

         (b) For the taxable period ending on the date of the Delta Apparel distribution, Delta Woodside is responsible for paying any federal income taxes, and is entitled to any refund of or saving in federal income taxes, with respect to the Delta Woodside consolidated federal income tax group.

     - With respect to state income, franchise or similar taxes, for each taxable period that ends prior to or on the date of the Delta Apparel distribution, each corporation that is a member of the Delta Woodside tax group, the Duck Head tax group or the Delta Apparel tax group is responsible for paying any of those state taxes, and any increase in those state taxes, and is entitled to receive the benefit of any refund of or saving in those state taxes, with respect to that corporation (or any predecessor by merger of that corporation) or that results from any tax proceeding with respect to any returns relating to those state taxes of that corporation (or any predecessor by merger of that corporation).

     -   With respect to federal employment taxes:

         (a) Delta Woodside is responsible for the federal employment taxes payable with respect to the compensation paid, whether before, on or after the date of the Delta Apparel distribution, by any member of the Delta Woodside federal income tax consolidated group for any period ending prior to or on the date of the Delta Apparel distribution or by any member of the Delta Woodside tax group for any period after that date to all individuals who are past or present employees of any business of Delta Woodside other than the business of Delta Apparel or the business of Duck Head.

         (b) Duck Head is responsible for the federal employment taxes payable with respect to the compensation paid, whether before, on or after the date of the Duck Head distribution, by any member of the Delta Woodside federal income tax consolidated group for any period ending prior to or on the date of the Duck Head distribution or by any member of the Duck Head tax group for any period after that date to all individuals who are past or present employees of the business of Duck Head.

         (c) Delta Apparel is responsible for the federal employment taxes payable with respect to the compensation paid, whether before, on or after the date of the Delta Apparel distribution, by any member of the Delta Woodside federal income tax consolidated group for any period ending prior to or on the date of the Delta Apparel distribution or by any member of the Delta Apparel tax group for any period after that date to all individuals who are past or present employees of the business of Delta Apparel.

     - With respect to any taxes, other than federal employment taxes, federal income taxes and state income, franchise or similar taxes:

         (a) Delta Woodside is responsible for any of these taxes, regardless of the time period or circumstance with respect to which the taxes are payable, arising from or attributable to any business of Delta Woodside other than the business of Delta Apparel or the business of Duck Head;

         (b) Duck Head is responsible for any of these taxes, regardless of the time period or circumstance with respect to which the taxes are payable, arising from or attributable to the business of Duck Head; and

         (c) Delta Apparel is responsible for any of these taxes, regardless of the time period or circumstance with respect to which the taxes are payable, arising from or attributable to the business of Delta Apparel.

     - The Delta Woodside tax group is responsible for all taxes, and shall receive the benefit of all tax items, of any member of the Delta Woodside tax group that relate to any taxable period after the Delta Apparel distribution and the Duck Head distribution. The Duck Head tax group is responsible for all taxes, and shall receive the benefit of all tax items, of any member of the Duck Head tax group that relate to any taxable period after the Duck Head distribution. The Delta Apparel tax group is responsible for all taxes, and shall receive the benefit of all tax items, of any member of the Delta Apparel tax group that relate to any taxable period after the Delta Apparel distribution.

     Under the tax sharing agreement, the Delta Apparel tax group and the Duck Head tax group have irrevocably designated Delta Woodside as their agent for purposes of taking a broad range of actions in connection with taxes for pre-distribution periods. Those actions include the settlement of tax audits and other tax proceedings. In addition, the tax sharing agreement provides that all disagreements and disputes relating to the agreement are to be resolved by Delta Woodside. These arrangements may result in conflicts of interest among Delta Apparel, Delta Woodside and Duck Head concerning such matters as whether a tax relates to the business of Delta Woodside, Delta Apparel or Duck Head. Delta Woodside might determine that a tax was a liability of Delta Apparel even though Delta Apparel disagreed with that determination.

     Under the tax sharing agreement, the Delta Apparel tax group, the Delta Woodside tax group and the Duck Head tax group have agreed to indemnify one another against various tax liabilities, generally in accordance with the allocation of tax liabilities and benefits described above.

Purchase of Rainsford Plant
---------------------------

     The Rainsford plant in Edgefield, South Carolina, manufactures yarn for use in knitting operations. In April 1998, control of the operations and management of the Rainsford plant was transferred from Delta Mills to the Delta Apparel Company division of Delta Woodside, which converted the assets to produce yarn products for use in Delta Apparel's products.

     Pursuant to the distribution agreement, Delta Mills sold to Delta Apparel the Rainsford plant and related inventory effective as of May 6, 2000. Delta Mills and Delta Apparel agreed that the purchase price for these assets would be the assets' book value as of the effective date of the sale. The purchase price for the real property, furniture, fixtures and equipment was approximately $12.0 million and the purchase price for the inventory and other tangible personal property was approximately $1.4 million. This purchase price was paid in cash in the amount of approximately $12.5 million and by the assumption by Delta Apparel of certain liabilities aggregating approximately $0.9 million as of the effective date of the sale. Delta Apparel paid the cash portion of the purchase price with borrowings under its credit facility. In connection with the closing, Delta Apparel agreed to assume any environmental liability that may arise with respect to the Rainsford plant regardless of the time period with respect to which that liability arises.

     Until the effective date of the transfer of title from Delta Mills to Delta Apparel of the Rainsford plant, all yarn produced by the Rainsford plant for use in the Delta Apparel business was sold by Delta Mills to Delta Apparel. The amounts owed by Delta Apparel to Delta Mills from these sales, which aggregated $2.8 million at May 6, 2000, have been subsequently paid in full in the ordinary course of business.

OTHER TRANSACTIONS BETWEEN DELTA WOODSIDE, DELTA APPAREL AND DUCK HEAD

Sales to Delta Apparel and Duck Head of Goods or Manufacturing Services
-----------------------------------------------------------------------

     In the ordinary course of their respective businesses, the Delta Apparel and Duck Head businesses have purchased fabrics from Delta Mills, the Delta Apparel business has purchased yarn from Delta Mills, and the Delta Apparel and Duck Head businesses have produced t-shirts for each other and purchased t-shirts from each other. The following table shows these transactions for the last three fiscal years:


                                                                          (in thousands of dollars)
                                                                                 Fiscal Year
                                                                    ---------------------------------------

                                                                        1998         1999         2000
                                                                        ----         ----         ----

Delta Apparel business purchases from Delta Mills (1)                  17,683            0           0

Duck Head business purchases from Delta Mills                           1,824          662           0

Duck Head business purchases from Delta Apparel business                  156          481          28

Delta Apparel business purchases from Duck Head business                  132            0           0
---------------------------------------

(1) For purposes of this table, yarn produced by the Rainsford plant and used by the Delta Apparel business, prior to the transfer from Delta Mills to the Delta Apparel Company division of Delta Woodside in April 1998 of operational control of the Rainsford plant, is treated as sold by Delta
     Mills to the Delta Apparel business, and yarn produced by the Rainsford plant and used by the Delta Apparel business, after that transfer, is not treated as sold by Delta Mills to the Delta Apparel business.

     Effective May 7, 1997, Delta Woodside adopted a written policy statement governing the pricing of intercompany transactions. Among other things, this policy statement provides that all intercompany sales and purchases will be settled at market value and terms. All sales between Delta Mills, the Delta Apparel business and the Duck Head business listed in the table above were made at prices deemed by the companies to approximate market value.

     Delta Apparel anticipates that future purchases from Delta Mills and Duck Head and future sales to Duck Head will not be material.

Management Services
-------------------

     Delta Woodside provided various services to the operating divisions of its subsidiaries, including the Delta Mills Marketing Company, Duck Head Apparel Company and Delta Apparel Company divisions. These services include financial planning, SEC reporting, payroll, accounting, internal audit, employee benefits and services, stockholder services, insurance, treasury, purchasing, cotton procurement, management information services and tax accounting. These services were charged on the basis of Delta Woodside's cost and allocated to the various divisions based on employee headcount, computer time, projected sales and other criteria. During fiscal years 1998, 1999 and 2000, Delta Woodside charged the Delta Apparel Company division $1,048,000, $1,135,000 and $0, respectively, for these services.

OTHER TRANSACTIONS IN CONNECTION WITH THE DELTA APPAREL DISTRIBUTION AND THE DUCK HEAD DISTRIBUTION

DELTA WOODSIDE'S SEVERANCE PLAN AND OTHER SEVERANCE ARRANGEMENTS

     E. Erwin Maddrey, II was a participant in Delta Woodside's severance plan. Upon the termination of Mr. Maddrey's services as an officer with Delta Woodside on June 29, 2000, Delta Woodside paid Mr. Maddrey $147,115 of severance in July of 2000 in accordance with the normal provisions of this plan.

     In connection with the termination of Bettis C. Rainsford's employment with Delta Woodside, Delta Woodside paid to or for Mr. Rainsford severance of $529,808, which was one and one-half years of his then-current base salary. Of this amount, $213,462 was paid to the Rainsford Development Corporation, a company wholly owned by Mr. Rainsford.

     On June 29, 2000, William F. Garrett became the President and Chief Executive Officer of Delta Woodside. In recognition of Mr. Garrett's past service to Delta Woodside and in order to provide him with an additional incentive to remain with Delta Woodside, the Delta Woodside board authorized the payment to him of $100,000 in connection with the Delta Apparel distribution and the Duck Head distribution and the payment to him of six additional annual payments of $150,000 each, with the first of these annual payments to be made in October 2000. Mr. Garrett will forfeit any of these payments remaining to be made in the event that he voluntarily leaves employment with Delta Woodside or such employment is terminated by Delta Woodside for cause. Any remaining amounts payable to him under the arrangement will be paid to him in the event of his death or disability or in the event there is a change of control of Delta Woodside and he does not remain with Delta Woodside.

     Jane H. Greer was the Vice President and Secretary of Delta Woodside until June 29, 2000. In connection with her resignation, Delta Woodside paid Ms. Greer $53,846 of severance in accordance with the normal provisions of Delta Woodside's severance plan and $400,000 of severance pursuant to the terms of an employment agreement. Pursuant to amendments to Delta Woodside's Old Stock Option Plan and her stock options, all of Ms. Greer's outstanding stock options for Delta Woodside shares (covering an aggregate of 22,500 Delta Woodside shares) will remain exercisable until their stated expiration dates notwithstanding the termination of Ms. Greer's employment with Delta Woodside. In connection with the termination of the LTIP, as described above under "Management Compensation - Long-Term Incentive Plan Awards in Last Fiscal Year", Ms. Greer was granted 43,028 shares of Delta Woodside common stock and was paid $39,558.

     David R. Palmer was the Controller of Delta Woodside until June 29, 2000. In connection with his resignation, Delta Woodside paid Mr. Palmer $61,250 of severance pursuant to the terms of an employment agreement. Pursuant to amendments to Delta Woodside's Old Stock Option Plan and his stock options, all of Mr. Palmer's unexercisable stock options for Delta Woodside shares (covering an aggregate of 1,250 Delta Woodside shares) became exercisable in full prior to the record date for the Delta Apparel and Duck Head distributions, and all of Mr. Palmer's outstanding stock options for Delta Woodside shares (covering an aggregate of 5,000 Delta Woodside shares) will remain exercisable until their stated expiration dates notwithstanding the termination of Mr. Palmer's employment with Delta Woodside.

     Brenda L. Jones was the Assistant Secretary of Delta Woodside until June 2000. In connection with her resignation, Delta Woodside paid Ms. Jones $37,019 of severance in accordance with the normal provisions of Delta Woodside's severance plan and $37,019 pursuant to the terms of an employment agreement. Pursuant to amendments to Delta Woodside's Old Stock Option Plan and her stock options, all of Ms. Jones' unexercisable stock options for Delta Woodside shares (covering an aggregate of 375 Delta Woodside shares) became exercisable in full prior to the record date for the Delta Apparel and Duck Head distributions, and all of Ms. Jones' outstanding stock options for Delta Woodside shares (covering an aggregate of 1,375 Delta Woodside shares) will remain exercisable until their stated expiration dates notwithstanding the termination of Ms. Jones' employment with Delta Woodside.

EARLY EXERCISABILITY AND OTHER AMENDMENTS OF DELTA WOODSIDE STOCK OPTIONS

     Pursuant to the distribution agreement, Delta Woodside provided the holders of outstanding options granted under the Delta Woodside stock option plan, whether or not those options were currently exercisable, with the opportunity to amend the terms of their Delta Woodside stock options. All holders of outstanding Delta Woodside stock options entered into the proposed amendments, which provided that:

     (i) all then unexercisable portions of the holder's Delta Woodside stock options became immediately exercisable in full prior to the record date (June 19, 2000) for the Delta Apparel distribution and the Duck Head distribution, which permitted the holder to exercise all or part of the holder's Delta Woodside stock options prior to the Delta Apparel record date and the Duck Head record date (and thereby receive Delta Apparel shares in the Delta Apparel distribution and Duck Head shares in the Duck Head distribution); and

     (ii)any Delta Woodside stock option that remained unexercised as of the record date for the Delta Apparel distribution and the Duck Head distribution would remain exercisable for only Delta Woodside shares, and for the same number of Delta Woodside shares at the same exercise price, after the Delta Apparel distribution and the Duck Head distribution as before the Delta Apparel distribution and the Duck Head distribution (and not for a combination of Delta Woodside shares, Delta Apparel shares and Duck Head shares).

     As a result of these amendments, options for Delta Woodside shares became exercisable earlier than they otherwise would have for the following directors and Named Executives of the Company:


                                               Number of Delta Woodside shares covered
                                                    by portion of stock options the
Name                                           exercisability of which was accelerated
----                                           ---------------------------------------

Herbert M. Mueller                                               4,500

Marjorie F. Rupp                                                 3,000

William F. Garrett                                              37,500

     Also, in connection with the Delta Apparel distribution, Delta Woodside added a provision to the Delta Woodside stock option plan that provided that Delta Woodside stock options held by a Delta Apparel employee would not expire solely as a result of the Delta Apparel distribution.. This amendment applies to all Delta Woodside stock options currently held by Mr. Humphreys (under which he can acquire an aggregate of 22,500 Delta Woodside shares), Mr. Mueller (under which he can acquire an aggregate of 6,000 Delta Woodside shares) and Ms. Rupp (under which she can acquire an aggregate of 4,000 Delta Woodside shares).

AMENDMENTS TO DELTA WOODSIDE DEFERRED COMPENSATION PLAN

     In connection with the Delta Apparel and Duck Head distributions, each participant in Delta Woodside's deferred compensation plan was provided with the opportunity to receive all or part of his or her vested deferred compensation account in cash in exchange for consenting to an amendment to the deferred compensation plan. Under the plan amendment, only Delta Apparel, and not any other member of Delta Woodside's pre-spin-off group of corporations, is responsible in the future for the deferred compensation benefits to which Delta Apparel employees are entitled under the Delta Woodside deferred compensation plan. Each director and officer of Delta Apparel who participated in the plan consented to the proposed plan amendment and chose to continue to defer his or her vested deferred compensation account under the amended plan.

OTHER RELATED PARTY TRANSACTIONS

LEASES

Corporate Office Space at 233 Hammond Square, Greenville, South Carolina
------------------------------------------------------------------------

     Until June 30, 2000, Delta Woodside leased its principal corporate office space and space for its benefits department, purchasing department and financial accounting department from a corporation (233 North Main, Inc.), one-half of the stock of which is owned by each of E. Erwin Maddrey, II (a director and significant stockholder of Delta Apparel and Delta Woodside and Delta Woodside's President and Chief Executive Officer until June 29, 2000) and Jane H. Greer (Delta Woodside's Vice President and Secretary until June 29, 2000). Mr. Maddrey and Ms. Greer are also the directors and executive officers of 233 North Main, Inc. The lease of this space was executed effective September 1, 1998, covered approximately 9,662 square feet at a rental rate of $13.50 per square foot per year (plus certain other expenses) and had an expiration date of August 2003. In connection with the Delta Apparel distribution and the Duck Head distribution, 233 North Main, Inc. and Delta Woodside agreed to terminate this lease on June 30, 2000 (the Delta Apparel and Duck Head distribution date) in exchange for the payment by Delta Woodside to 233 North Main, Inc. of $135,268. Following the Delta Apparel and Duck Head distribution date, Delta Woodside was permitted to continue to use the space on an as needed month-to-month basis at the rental rate of $14.00 per square foot per year (plus certain other expenses); however, Delta Woodside did not need to use the space after June 30, 2000. In addition to the $135,268 termination fee, Delta Woodside paid an aggregate of $297,804 in rent and other expenses under this lease during fiscal 2000.

Office Space in Edgefield, South Carolina
-----------------------------------------

     Until June 30, 2000, Delta Woodside leased office space in Edgefield, South Carolina from The Rainsford Development Corporation, a corporation wholly owned by Bettis C. Rainsford (a significant stockholder of Delta Apparel and Delta Woodside, until October 1, 1999, Delta Woodside's Executive Vice President, Chief Financial Officer and Treasurer and until September 14, 2000 a director of Delta Apparel and Delta Woodside). Mr. Rainsford was a director and executive officer and Brenda L. Jones was an executive officer of The Rainsford Development Corporation. Ms. Jones was Delta Woodside's Assistant Secretary until June 2000. In connection with the Delta Apparel distribution and the Duck Head distribution, The Rainsford Development Corporation and Delta Woodside agreed to terminate this lease on June 30, 2000 (the Delta Apparel and Duck Head distribution date) in exchange for the payment by Delta Woodside to The Rainsford Development Corporation of $33,299.08. In addition to this termination fee, Delta Woodside paid an aggregate of $55,392 in rent and other expenses under this lease during fiscal 2000.

Lease of Retail Sales Space by Duck Head in Edgefield, South Carolina
---------------------------------------------------------------------

     Duck Head leases a building in Edgefield, South Carolina from Bettis C. Rainsford (a significant stockholder of Delta Apparel and Delta Woodside, until October 1, 1999, Delta Woodside's Executive Vice President, Chief Financial Officer and Treasurer and until September 14, 2000 a director of Delta Apparel and Delta Woodside) pursuant to an agreement involving rental payments equal to 3% of gross sales of the Edgefield store, plus 1% of gross sales of the store for utilities. Under this lease agreement $10,835 was paid to Mr. Rainsford during fiscal 2000.

TRANSFERS OF LIFE INSURANCE POLICIES

     In February 1991, each of E. Erwin Maddrey, II (a director and significant stockholder of Delta Apparel and Delta Woodside and President and Chief Executive Officer of Delta Woodside until June 29, 2000) and Bettis C. Rainsford (a significant stockholder of Delta Apparel and Delta Woodside, until October 1, 1999, Delta Woodside's Executive Vice President, Chief Financial Officer and Treasurer and until September 14, 2000 a director of Delta Apparel and Delta Woodside) entered into a stock transfer restrictions and right of first refusal agreement (a "First Refusal Agreement") with Delta Woodside. Pursuant to each First Refusal Agreement, each of Mr. Maddrey and Mr. Rainsford granted Delta Woodside a specified right of first refusal with respect to any sale of that individual's Delta Woodside shares owned at death for five years after the individual's death. In connection with the First Refusal Agreements, life insurance policies were established on the lives of Mr. Maddrey and Mr. Rainsford. Under the life insurance policies on the life of each of them, $30 million was payable to Delta Woodside and $10 million was payable to the beneficiary or beneficiaries chosen by the individual. Nothing in either First Refusal Agreement restricted the freedom of Mr. Maddrey or Mr. Rainsford to sell or otherwise dispose of any or all of his Delta Woodside shares at any time prior to his death or prevented Delta Woodside from canceling the life insurance policies payable to it for $30 million on either Mr. Maddrey's or Mr. Rainsford's life. A First Refusal Agreement terminated if the life insurance policies payable to the applicable individual's beneficiaries for $10 million were canceled by reason of Delta Woodside's failure to pay the premiums on those policies.

     In connection with the Delta Apparel distribution and the Duck Head distribution, Delta Woodside agreed with each of Mr. Maddrey and Mr. Rainsford to terminate their First Refusal Agreements on June 30, 2000, and to transfer to each individual the $10 million life insurance policy on his life the proceeds of which are payable to the beneficiary or beneficiaries he selects. After this transfer, the recipient individual became responsible for payment of the premiums on these life insurance policies. Delta Woodside allowed the remaining $30 million of life insurance payable to Delta Woodside to lapse.

EMPLOYEE BENEFIT SERVICES

     Delta Apparel has engaged Carolina Benefit Services, Inc. to provide payroll processing and 401(k) plan administration services for Delta Apparel. Carolina Benefit Services, Inc. is owned by E. Erwin Maddrey, II (a director and significant stockholder of Delta Apparel and Delta Woodside and President and Chief Executive Officer of Delta Woodside until June 29, 2000) and Jane H. Greer (Vice President and Secretary of Delta Woodside until June 29, 2000). Mr. Maddrey and Ms. Greer are also directors and executive officers of Carolina Benefit Services, Inc.

     For the services to be provided by Carolina Benefit Services, Delta Apparel will pay fees based on the numbers of employees, 401(k) plan participants and plan transactions and other items. Delta Apparel anticipates that on an annual basis these fees will be approximately $84,000. The initial term of the engagement will be one year running from May 15, 2000. Delta Apparel elected to engage Carolina Benefit Services to provide these services after receiving proposals from other providers of similar services and determining that Carolina Benefit Services' proposal was Delta Apparel's best alternative.

MINORITY OWNERSHIP OF FOREIGN SUBSIDIARIES

     Delta Apparel Honduras, S.A., a Honduran sociedad anonima ("Delta Apparel Honduras"), conducts the Company's Honduran operations. Honduran law requires that a Honduran sociedad anonima have at least five shareholders. As a result, the Company owns 2,496 shares, and each of E. Erwin Maddrey, II, Buck A. Mickel, William F. Garrett and Robert W. Humphreys owns one share, of Delta Apparel Honduras. Each of these individual shareholders has agreed that, at the request of the Company for any reason or in the event the individual ceases to be a member of the Company's board for any reason, the one share owned by him shall be transferred to another individual selected by the Company or, if so requested by the Company, to the Company in exchange for $100.

     Delta Campeche, S.A., a Mexican sociedad anonima ("Delta Campeche"), will conduct the Company's Mexican operations. Mexican law requires that a sociedad anonima have at least two shareholders. As a result, the Company owns 49 shares, and Robert W. Humphreys owns one share, of Delta Campeche. Mr. Humphreys has agreed that, at the request of the Company for any reason or in the event he ceases to be a member of the Company's board for any reason, the one share owned by him shall be transferred to another individual selected by the Company or, if so requested by the Company, to the Company in exchange for $100.

OTHER

     Any transaction entered into between Delta Apparel and any officer, director, principal stockholder or any of their affiliates has been on terms that Delta Apparel believes are comparable to those that would be available to Delta Apparel from non-affiliated persons.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     There were no late  filings of reports  for fiscal  year 2000  pursuant  to
Section 16(a) of the Securities Exchange Act of 1934, as amended.


                      RATIFICATION OF SELECTION OF AUDITORS
                                    (ITEM 2)

     The Board of Directors recommends the ratification of the appointment of KPMG LLP, independent certified public accountants, as auditors for the Company and its subsidiaries for fiscal year 2001 and to audit and report to the shareholders upon the financial statements of the Company as of and for the period ending June 30, 2001.

     KPMG LLP currently serves as the Company's independent auditors and was originally engaged by Delta Woodside on August 19, 1994 to serve as principal accountants for Delta Woodside's 1995 fiscal year.

     Representatives of KPMG LLP will be present at the Annual Meeting and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions that the shareholders may have. Neither the firm nor any of its members has any relation with the Company except in the firm's capacity as auditors or as advisors.

     The decision of the Board to appoint KPMG LLP was based on the recommendation of the Audit Committee. The Company expects that, in the future, the Board will continue to appoint the Company's auditors annually based on the recommendation of the Audit Committee and subsequently submit the appointment to the shareholders for ratification.


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors was not aware of any business that will be presented for consideration at the Annual Meeting other than the election of directors and the ratification of the appointment of auditors. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting them.


                              FINANCIAL INFORMATION

     THE COMPANY'S FISCAL 2000 ANNUAL REPORT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 16, 2000. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF OCTOBER 9, 2000, AND TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS, UPON WRITTEN REQUEST OF SUCH SHAREHOLDER OR PERSON, A COPY OF SUCH FISCAL 2000 ANNUAL REPORT OR THE COMPANY'S FISCAL 2000 ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES (BUT EXCLUDING EXHIBITS), FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO DELTA APPAREL, INC., 2750 PREMIERE PARKWAY, SUITE 100, DULUTH, GEORGIA, 30097, ATTENTION: HERBERT M. MUELLER, VICE PRESIDENT.

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE AUDIT COMMITTEE REPORT BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

     The Audit Committee is responsible for the duties set forth in its charter (which is attached to this proxy statement as APPENDIX 1) but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The Company's management has the responsibility for preparing the financial statements and implementing internal controls, and the Company's independent accountants have the responsibility for auditing the financial statements. The review of the financial statements by the Audit Committee is not the equivalent of an audit.


                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

       The Board of Directors adopted a written Audit Committee Charter on February 17, 2000, a copy of which is included as APPENDIX 1 to this Proxy Statement. All members of the Audit Committee are independent as defined in
Section 121(A) of the American Stock Exchange's listing standards.

     The  Audit   Committee  has  reviewed  and  discussed  with  the  Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's fiscal 2000 Annual Report. Without limiting the foregoing, the Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380).

     Based on the review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal 2000 Annual Report be included in that report, which is incorporated by reference into the

Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2000, filed with the U.S. Securities and Exchange Commission.

                                 AUDIT COMMITTEE

        C.C. Guy, Chair           Dr. Max Lennon             Dr. James F. Kane


                             SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other regular employees of the Company by telephone, telecopy or personal interview for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of the stock held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. The Company has engaged Corporate Investor Communications to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries for an estimated fee of $2,000 plus reasonable out-of-pocket expenses.


                          PROPOSALS OF SECURITY HOLDERS

     Any shareholder of the Company who desires to present a proposal at the 2001 Annual Meeting of Shareholders for inclusion in the Company's proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before June 16, 2001. Pursuant to the requirements of the Company's bylaws, if a shareholder of the Company desires to present a proposal at the 2001 Annual Meeting of Shareholders that will not be included in the Company's proxy statement and form of proxy relating to that meeting, such proposal must be submitted to the Company at its principal executive offices no later than July 10, 2001 for the proposal to be considered timely.

                        --------------------------------


     The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                 Herbert M. Mueller
                                 Vice President

Duluth, Georgia
October 16, 2000

                                                                      APPENDIX A

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE AUDIT COMMITTEE CHARTER BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.


                               DELTA APPAREL, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


1.  PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body and the public; the Company's system of internal controls regarding finance, accounting and legal compliance and ethics; and the Company's auditing, accounting and financial reporting procedures generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster compliance with, the Company's policies, procedures and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:

     Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     Review and appraise the audit efforts of the Company's independent accountants and internal auditing department. The Company's independent accountants are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the Company's shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (subject to ratification of the selection of outside auditors by the Company's stockholders).

     Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities set forth in Section IV of this Charter.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director and free from any relationship that may interfere with the exercise of independent judgment. Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, each member of the Committee must satisfy the restrictions of the American Stock Exchange concerning such membership. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Audit Committee shall be elected by the Board at the meeting of the Board that occurs on the date of the Company's annual stockholders' meeting, and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet at least four times a year or more frequently as circumstances dictate. As part of its job to foster open communications, the Committee should meet at least annually with management, the director of the internal audit department and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups or individuals believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financials consistent with IV.4. (below)

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and reassess the adequacy of this Charter periodically, at least annually, as conditions dictate.

2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

3. Review the regular  internal  reports to management  prepared by the internal
auditing   department  and  any  letters  of  the  independent   accountants  to
management, and management's response thereto.

4. Review with financial management and the independent accountants each 10-Q prior to its filing. The Chair may represent the entire committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

5. Recommend to the Board of Directors the selection of the outside auditors, consider the independence and effectiveness of the outside auditors and approve the fees and other compensation to be paid to the outside auditors. The Committee shall ensure that it receives from the outside auditors a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Committee has the responsibility to take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditors.

6. Review and evaluate the performance of the independent accountants and, when circumstances warrant, recommend to the Board the replacement of the independent accountants.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

FINANCIAL REPORTING PROCESS

8. In consultation with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, material changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

PROCESS IMPROVEMENT

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to the required information.

13. Review any significant disagreement among management and the independent accountants or internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial accounting practices, as previously approved by the Audit Committee, have been implemented. The appropriate time of this review shall be decided by the Committee.

ETHICAL AND LEGAL COMPLIANCE

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce the Code.

16. Review management's monitoring of the Company's compliance with the Company's Ethical Code, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

17. Review the activities, organizational structure and qualifications of the internal audit department.

18. Review with the Company's counsel legal compliance matters including corporate securities trading policies.

19. Review with the Company's counsel any legal matter that could have a material impact on the Company financial statements.

20. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.


Adopted by Board of Directors on February 17, 2000.

                                                                      APPENDIX 1



                               DELTA APPAREL, INC.


                                   [GRAPHIC]


                              PLEASE SIGN, DETACH
                             AND RETURN PROXY CARD
                              IN SUPPLIED ENVELOPE






                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                               DELTA APPAREL, INC.
                        ANNUAL MEETING, NOVEMBER 7, 2000

PROXY

PLEASE SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

     The undersigned shareholder of Delta Apparel, Inc., a Georgia corporation, hereby constitutes and appoints Robert W. Humphreys, Herbert M. Mueller and E. Erwin Maddrey II, and each of them, attorneys and proxies on behalf of the undersigned to act and vote at the Annual Meeting of shareholders to be held at the Gunter Theatre, 320 South Main Street, Greenville, South Carolina, on November 7, 2000 at 10:30 A.M., and any adjournment or adjournments thereof, and the undersigned instructs said attorneys to vote:

1.  ELECTION OF DIRECTORS:

    _______ FOR all nominees listed below (except as marked to the contrary below)

    _______ WITHHOLD AUTHORITY to vote all nominees listed below

Messrs. W. F. Garrett, C. C. Guy, R. W. Humphreys, J. F. Kane, M. Lennon, E. E. Maddrey II, B. A. Mickel
(INSTRUCTION: To withhold authority to vote for an individual nominee write that nominee's name in the space provided below.)

________________________________________________________________________________

2. Proposal to ratify selection of KPMG LLP as the independent auditors of Delta Apparel, Inc. for fiscal 2001

     ______  FOR          ______  AGAINST           ______  ABSTAIN

3. At their discretion upon such other matters as may properly come before the meeting.

A majority of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy may be present and acting, then that one) shall have and may exercise all the powers hereby conferred.

                                     (over)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELTA APPAREL, INC. IF NOT OTHERWISE SPECIFIED. THIS PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE, AND WILL BE VOTED, FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THIS PROXY AND FOR APPROVAL OF PROPOSAL 2.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated October 16, 2000 and the Proxy Statement furnished therewith.

                    Dated this ________________ day of __________________, 2000.

                                        _________________________________ (Seal)

                                        _________________________________ (Seal)

                    NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.


              PLEASE DATE, SIGN AND RETURN THIS PROXY. THANK YOU.

                                                                      APPENDIX 2



                               DELTA APPAREL, INC.



                                   [GRAPHIC]



                               PLASE SIGN, DETACH
                             AND RETURN PROXY CARD
                              IN SUPPLIED ENVELOPE






                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
Voting Instructions

PLEASE SIGN ON REVERSE SIDE AND RETURN

                              DELTA APPAREL, INC.
                        ANNUAL MEETING, NOVEMBER 7, 2000

     The undersigned participant in the Savings and Investment Plan of Delta Apparel, Inc., a Georgia corporation, hereby directs Branch Banking & Trust Company, trustee of such Plan, to vote the undersigned's proportionate share of the shares of common stock of Delta Apparel, Inc. held by such Plan at the Annual Meeting of shareholders to be held at the Gunter Theatre, 320 South Main Street, Greenville, South Carolina, on November 7, 2000 at 10:30 A.M., and any adjustment or adjournments thereof, as follows:

1.  Election of Directors:

    _______ FOR all nominees listed below (except as marked to the contrary below)

    _______ WITHHOLD AUTHORITY to vote all nominees listed below

Messrs. W. F. Garrett, C. C. Guy, R. W. Humphreys, J. F. Kane, M. Lennon, E. E. Maddrey II, B. A. Mickel
(INSTRUCTION: To withhold authority to vote for an individual nominee write that nominee's name in the space provided below.)

________________________________________________________________________________

2. Proposal to ratify selection of KPMG LLP as the independent auditors of Delta Apparel, Inc. for fiscal 2001

     ______  FOR          ______  AGAINST           ______  ABSTAIN

5. At their discretion upon such other matters as may properly come before the meeting.

                                     (over)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELTA APPAREL, INC. IF NOT OTHERWISE SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE DEEMED DIRECTION TO VOTE FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THESE VOTING INSTRUCTIONS AND FOR APPROVAL OF PROPOSAL 2.

     The undersigned hereby acknowledged receipt of the Notice of Annual Meeting of Shareholders dated October 16, 2000 and the Proxy Statement furnished therewith.

                                       Dated this ________ day of _________ 2000

                                                      ___________________ (Seal)

                                                      ___________________ (Seal)
                             NOTE:  Please sign exactly as name appears at left.

       PLEASE DATE, SIGN AND RETURN THESE VOTING INSTRUCTIONS. THANK YOU.